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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WILSHIRE BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Wilshire Bancorp, Inc.
3200 Wilshire Blvd.
Los Angeles, California 90010
(213) 387-3200

April 16, 2014

To the Shareholders of Wilshire Bancorp, Inc.:

        It is with great pleasure that I extend a cordial invitation to attend the 2014 Annual Meeting of Shareholders of Wilshire Bancorp, Inc. to be held on May 28, 2014, at 9:30 a.m., local time, at the Garden Suite Hotel, 681 South Western Avenue, Los Angeles, California 90005.

        Details of the business to be conducted at the meeting are provided in the attached Notice of Annual Meeting of Shareholders and the attached proxy statement.

        As we have done in the past, we are furnishing proxy materials this year to some of our shareholders over the Internet. This process expedites the delivery of proxy materials in that materials remain easily accessible to shareholders, and shareholders receive clear instructions for receiving materials and voting. We are also furnishing paper copies of our materials to some of our shareholders. All of our shareholders will be able to submit a proxy to vote their shares over the Internet or by telephone. Shareholders who receive paper copies of our proxy materials will also be able to vote their proxy by mail.

        If you received a paper copy of our proxy materials, instructions for Internet and telephone voting are included in the accompanying proxy card. If you received only a Notice of Internet Availability of Proxy Materials, that Notice contains instructions for accessing our proxy statement and 2013 Annual Report and for submitting your proxy online. In addition, the Notice of Internet Availability of Proxy Materials contains instructions for requesting a paper copy of this proxy statement and our Annual Report.

        Your vote is important. Whether or not you plan to attend the annual meeting in person, we hope that you will vote on the matters to be considered. You may vote your shares over the Internet or by a toll-free telephone number. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

        We look forward to seeing you at the annual meeting.

Very truly yours,
/s/ JAE WHAN YOO Jae Whan Yoo President and Chief Executive Officer Wilshire Bancorp, Inc.

Wilshire Bancorp, Inc.
3200 Wilshire Blvd.
Los Angeles, California 90010
(213) 387-3200

APRIL 16, 2014

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 28, 2014

        The 2014 Annual Meeting of Shareholders of Wilshire Bancorp, Inc. will be held on May 28, 2014, at 9:30 a.m., local time, at the Garden Suite Hotel, 681 South Western Avenue, Los Angeles, California 90005, for the following purposes:

  1.
  To elect three directors assigned to Class I of the Board of Directors of Wilshire Bancorp for three year terms expiring at our 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

  2.
  To approve a non-binding advisory proposal on the compensation of Wilshire Bancorp's named executive officers;

  3.
  To ratify the Board of Directors' selection of Crowe Horwath LLP as Wilshire Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2014; and

  4.
  To transact such other business that may properly come before the annual meeting or any adjournment or postponement thereof.

        Our Board of Directors has fixed the close of business on April 8, 2014 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the annual meeting. Each share of Wilshire Bancorp common stock is entitled to one vote on all matters presented at the annual meeting.

        Your vote is important. Whether or not you plan to attend the meeting, we urge you to submit your proxy over the Internet or via the toll-free telephone number, as we describe in the accompanying materials and the Notice of Internet Availability of Proxy Materials. As an alternative, if you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. No postage is necessary if mailed in the United States. Submitting your proxy over the Internet, via the toll-free telephone number or mailing a proxy card will not limit your right to vote in person or to attend the annual meeting. If you receive more than one proxy card or Notice of Internet Availability of Proxy Materials because your shares are registered in different names or addresses, you will need to follow the instructions in each set of proxy materials that you receive to ensure that all your shares will be voted at the annual meeting. If your shares are held at a brokerage firm or a bank, you must provide them with instructions on how to vote your shares.

By Order of the Board of Directors
/s/ JAE WHAN YOO Jae Whan Yoo President and Chief Executive Officer Wilshire Bancorp, Inc.

Los Angeles, California
April 16, 2014

Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to be Held on May 28, 2014. Our proxy statement and 2013 Annual Report are available on the Internet at: http://www.edocumentview.com/WIBC.

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PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 28, 2014

        Wilshire Bancorp, Inc. ("we," "Wilshire Bancorp" or "our company") is providing these proxy materials in connection our 2014 Annual Meeting of Shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the annual meeting. Please read it carefully.

        We are mailing our Notice of Internet Availability of Proxy Materials to certain of our shareholders on or about April 17, 2014. The remainder of our shareholders will receive paper copies of this proxy statement and the accompanying proxy card, which were also first mailed to shareholders on or about April 25, 2014. Shareholders who receive paper copies of our proxy materials may also access this proxy statement and our 2013 Annual Report online at: http://www.edocumentview.com/WIBC.

        The Notice of Internet Availability of Proxy Materials instructs shareholders and beneficial owners of our common stock on how they may access our proxy materials, which include our proxy statement and 2013 Annual Report, over the Internet. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you on how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs how you may submit your proxy via the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such proxy materials in the Notice of Internet Availability of Proxy Materials.

ABOUT THE ANNUAL MEETING

Q:    Who is soliciting my vote?

A:
The Board of Directors of Wilshire Bancorp is soliciting your vote at the 2014 Annual Meeting of Shareholders.

Q:    What is the purpose of the annual meeting?

A:
You will be voting on (i) the election of three directors assigned to Class I of our Board of Directors; (ii) a non-binding advisory proposal on the compensation of our named executive officers; and (iii) ratification of the selection of Crowe Horwath LLP, or "Crowe Horwath," as Wilshire Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2014.

  We do not know of any other business to be presented at the annual meeting. Applicable rules and regulations provide that the person designated as proxy may vote in his or her discretion as to items of business with respect to which Wilshire Bancorp did not have notice prior to March 5, 2014.

Q:    What are the Board of Directors' recommendations?

A:
Our Board of Directors recommends a vote:

  For the election of the three nominees for directors assigned to Class I of the Board of Directors;

  For the non-binding advisory proposal on the compensation of our named executive officers; and

  For ratification of the selection of Crowe Horwath LLP as Wilshire Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2014.

Q:    Who is entitled to vote at the annual meeting?

A:
Our Board of Directors set April 8, 2014 as the record date for the annual meeting (the "record date"). All shareholders who owned Wilshire Bancorp common stock at the close of business on the record date may attend and vote at the annual meeting.

Q:    How many votes do I have?

A:
You will have one vote for each share of Wilshire Bancorp common stock you owned at the close of business on the record date, provided those shares are either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a broker, bank, or other nominee.

Q:    What is the difference between holding shares as a shareholder of record and beneficial owner?

A:
Most shareholders of Wilshire Bancorp hold their shares through a broker, bank, or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Shareholder of Record.    If your shares are registered directly in your name with Wilshire Bancorp's transfer agent, Computershare, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent directly to you by Wilshire Bancorp. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting.

  Beneficial Owner.    If your shares are held in a brokerage account, by a bank, or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank, or nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or nominee on how to vote and are also invited to attend the annual meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the annual meeting unless you request, complete, and deliver a proxy from your broker, bank, or nominee. Your broker, bank, or nominee will have enclosed a voting instruction card for you to use in directing the broker, bank, or nominee regarding how to vote your shares.

Q.    How do I vote?

A.
Via the Internet.    All of our shareholders will be able to simplify their voting by submitting their proxy via the Internet. If you received a paper copy of our proxy materials, instructions for Internet voting are included in the accompanying proxy card. If you received only a Notice of Internet Availability of Proxy Materials, that notice contains instructions for accessing our proxy statement, 2013 Annual Report, and for submitting your proxy online. The Internet procedures are designed to authenticate a shareholder's identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Internet voting facilities for shareholders of record are available 24 hours a day and will close at 8:59 p.m. (Pacific Time) on May 27, 2014. You may access this proxy statement and related materials at http://www.edocumentview.com/WIBC.

  By Telephone.    Our shareholders also have the option of submitting their proxy by telephone. The instructions for telephone voting are included in the accompanying proxy card.

  By Mail.    Shareholders who receive a paper copy of this proxy statement and proxy card may vote by mail, by completing, signing, dating their proxy card, and mailing it in the pre-addressed envelope that accompanies the delivery of paper proxy cards. Proxy cards submitted by mail must be received by the time of the annual meeting for your shares to be voted.

  If you submit a proxy via the Internet, by telephone, or by mailing a proxy card without indicating your instructions, we will vote your shares consistent with the recommendation of our Board of Directors as stated in this proxy statement and in the Notice of Internet Availability of Proxy Materials, specifically in favor of our nominees for director, in favor of the advisory proposal on executive compensation, and in favor of ratification of the selection of Crowe Horwath LLP as Wilshire Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2014. If any other matters are properly presented at the annual meeting for consideration, then our officers named on your proxy will have discretion to vote for you on those matters. As of the date hereof, we knew of no other matters to be presented at the annual meeting.

  At the Annual Meeting.    Shares held in your name as the shareholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares and bring such proxy to the annual meeting.

Q.    How many votes can be cast by all shareholders?

A.
Each share of Wilshire Bancorp common stock is entitled to one vote on each matter presented to our shareholders. There is no cumulative voting in the election of directors. We had 78,247,026 shares of common stock outstanding and entitled to vote on the record date.

Q:    How many votes must be present to hold the annual meeting?

A:
A majority of Wilshire Bancorp's outstanding shares as of the record date must be present at the annual meeting in order to hold the annual meeting and conduct business. This is called a "quorum." Shares are counted as present at the annual meeting if you are present and vote in person at the annual meeting or a proxy has been properly submitted by you or on your behalf.

Q:    How many votes are required to elect directors?

A:
Directors are elected by the affirmative vote of the majority of all votes cast at the annual meeting (assuming that such votes represent at least a majority of the required quorum). Accordingly, a director nominee will be elected only if the number of votes "For" that nominee exceeds the number of votes "Withheld." If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but will not be counted as a vote "For" or "Withheld" the indicated director nominee(s). As described above, in addition to receiving more "For" than "Withheld" votes, directors must also receive at least a number of affirmative votes to constitute a majority of the required quorum at our annual meeting. Accordingly, withholding your vote for any director will negatively affect that director's ability to be elected.

Q:    How many votes are required to approve the non-binding advisory proposal on the compensation of our named executive officers?

A:
If a quorum is present at the annual meeting, the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote and that are present in person or represented by proxy at the annual meeting, will be required to approve the non-binding advisory proposal on the compensation of our named executive officers.

Q:    How many votes are required to ratify the Board of Directors' selection of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014?

A:
If a quorum is present at the annual meeting, the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote and that are present in person or represented by proxy at the annual meeting, will be required to ratify the Board of Directors' selection of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Q:    How are abstentions and broker non-votes treated for the purposes of items to be voted upon at the annual meeting?

  A broker non-vote occurs when shares held by a broker in street name are present by proxy at the meeting but the broker has not received directions from the beneficial owner of the shares on one or more matters to be voted on at the meeting for which the broker does not have discretionary authority to vote. Abstentions and broker non-votes are counted towards a quorum, but are not counted as affirmative votes in determining whether a matter has been approved. Based upon the vote requirements for each proposal described above, abstentions and broker non-votes will negatively affect the approval of each of the proposals at the annual meeting, including the election of the three nominated directors.

Q:    What if I do not vote for the items listed on my proxy card?

A:
If you submit a proxy via the Internet, by telephone, or by mailing a proxy card without indicating your instructions, we will vote your shares consistent with the recommendations of our Board of Directors as stated in this proxy statement and in the Notice of Internet Availability of Proxy Materials, specifically in favor of our nominees for director, in favor of the advisory proposal on executive compensation, and in favor of ratification of the Board's selection of Crowe Horwath LLP as Wilshire Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2014. If any other matters are properly presented at the annual meeting for consideration, then our officers named on your proxy will have discretion to vote for you on those matters. As of the date hereof, we knew of no other matters to be presented at the annual meeting.

  If you are a beneficial owner and hold your shares in street name through a broker and do not submit a proxy, the broker or other nominee will determine whether it has the discretionary authority to vote on the particular matter.

Q:    Can I change or revoke my vote after I submit my proxy?

A:
Yes. Even if you submit a proxy via the Internet or telephone or by mail, you retain the power to revoke your proxy. You can revoke your proxy at any time before it is voted at the annual meeting by giving written notice to the Corporate Secretary of Wilshire Bancorp specifying such revocation.

Q:    What does it mean if I receive more than one proxy or Notice of Internet Availability of Proxy Materials?

A:
It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy cards or Notices of Internet Availability of Proxy Materials that you receive.

Q:    Who can attend the annual meeting?

A:
All shareholders as of the record date, or their duly appointed proxies, may attend.

Q:    What do I need to bring to the annual meeting and when should I arrive?

A:
To be admitted to the annual meeting, a shareholder must present proof of ownership of Wilshire Bancorp stock on the record date. If your shares are held in the name of a bank, broker, or other holder of record, a brokerage statement or letter from a bank or broker is an example of proof of ownership. Any holder of a proxy from a shareholder must present the proxy card, properly executed, to be admitted. Shareholders and proxy holders must also present a form of photo identification such as a driver's license.

  The annual meeting will be held at the Garden Suite Hotel, 681 South Western Avenue, Los Angeles, California 90005. Admission to the annual meeting will be limited. To ensure that you are seated by the commencement of the annual meeting at 9:30 a.m. on May 28, 2014, we recommend you arrive early.

Q:    Who pays for the proxy solicitation and how will Wilshire Bancorp solicit votes?

A:
We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers, and other employees may solicit proxies by personal interview, telephone, facsimile, or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy material to beneficial owners of the shares. We may reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. We have not yet retained a proxy solicitor in connection with our 2014 annual meeting. However, we may engage a proxy solicitor as we deem necessary to assist in the solicitation of proxies to which we would pay customary fees and expenses.

Q:    How can I obtain a copy of Wilshire Bancorp's 2013 Annual Report on Form 10-K?

A:
A copy of our 2013 Annual Report is being mailed with this proxy statement to each shareholder of record. Upon written request to the Corporate Secretary of Wilshire Bancorp, Inc., 3200 Wilshire Blvd. Suite 1410, Los Angeles, California 90010, any shareholder may obtain a copy of our annual report on Form 10-K, including the financial statements and the financial statement schedules attached thereto, at no charge. Our annual report on Form 10-K is also accessible on the Internet at the following address: http://www.edocumentview.com/WIBC.

Q:    Is a list of shareholders available?

A:
The names of shareholders of record entitled to vote at the annual meeting will be available to shareholders entitled to vote at this meeting and for ten days prior to the meeting for any purpose relevant to the meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. (local time) at our principal executive offices at 3200 Wilshire Blvd., Los Angeles, California 90010. To view the list, please contact Wilshire Bancorp's Corporate Secretary, Lisa K. Pai, Suite 1410 or telephone at 213 427-7997 to make the appropriate arrangements.

Q:    How do I find out the voting results?

A:
You can find the official results of voting at the meeting and in our Current Report on Form 8-K to be filed within four days after the annual meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

        The size of our Board of Directors is currently set at nine directors. Our articles of incorporation provide that our Board of Directors will be divided into three classes: Class I, Class II, and Class III, the members of which serve for staggered three-year terms. The terms of our current Class I, Class II, and Class III directors are set to expire at the annual meetings of our shareholders in 2014, 2015, and 2016, respectively. Three, two, and three directors currently serve in Class I, II, and III, respectively. There is one vacancy on the Board. At the annual meeting, three directors comprising the Class I directors are to be elected. The Board of Directors has proposed the nominees listed below for election as Class I directors to serve until the 2017 annual meeting or until their successors are duly elected and qualified. All of the nominees listed below currently serve as Class I directors on our Board of Directors and all of the nominees were recommended for re-election by our Board of Directors.

        Unless otherwise specified in our form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve for a three-year term. If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the proxies will be voted for the substitute nominee or nominees to be designated by our Board of Directors. If no substitute nominees are available, there will be additional vacancies on our Board of Directors.

        There are no arrangements or understandings between Wilshire Bancorp and any person pursuant to which such person has been elected as a director.

        Set forth below is certain information with respect to each nominee for election as a Class I director:

Name	Age	Position Held with Wilshire Bancorp
Donald Byun	62	Class I Director
Lawrence Jeon	47	Class I Director
Steven Koh	68	Class I Director

 Business Experience of Nominees

Donald Byun, 62 Class I Director	Mr. Byun retired as the president of Jay Dee, Inc., a manufacturer of apparel in 2010. Prior to his retirement, he served as president of Jay Dee, Inc. since 1992. Mr. Byun was re-appointed as Class I director of Wilshire Bancorp, Inc. and Wilshire Bank in July 2009 after previously serving on the Board of Wilshire Bancorp, Inc. and Wilshire Bank from 2004 to 2007. In addition to being a director of Wilshire Bancorp, Inc., Mr. Byun served as a Director of Pacific Union Bank, formerly a Los Angeles-based bank, from April 2000 until its sale in April 2004.

Mr. Byun has been a member of our Audit Committee since July 2009. He also served as a member of our Nominations and Corporate Governance Committee since May 2011 and as a member of our Human Resources Committee since May 2012. Our Nominations and Corporate Governance Committee and our Human Resources Committee were combined effective January 1, 2014, and the combined committee was renamed the Human Resources/Nominations and Corporate Governance Committee, or the "HR/NCG Committee". Mr. Byun continues to serve as a member of this Committee.

Mr. Byun was appointed as the Lead Independent Director in January 2014. Mr. Byun has been Chairman of the Directors Loan Committee of Wilshire Bank since 2009. He also serves as a member of the Asset & Liability Committee and the Compliance/CRA Committee of Wilshire Bank

We believe Mr. Byun's experience in various commercial, consumer and investment businesses as well as his proficiency in corporate banking functions bring valuable insight to our Board in overseeing, among other matters, an extensive scope of topics critical to Wilshire Bancorp's banking business.

Lawrence Jeon, 47 Class I Director

Mr. Jeon is a Certified Public Accountant and the President of Lawrence Jeon & Co. He has more than 21 years of experience in public accounting, which includes financial audit and tax services for commercial banks, international trade companies and various types of businesses and industries. Lawrence Jeon & Co. was founded in 2001 and provides professional services in the areas of tax compliance and planning, financial audit, review and various business consulting. Mr. Jeon also serves as a chairman of the Korean-American Chamber of Commerce in Los Angeles and as a director of the Korean-American CPA Society of Southern California, both local non-profit organizations.

Mr. Jeon was appointed as a Class I director of Wilshire Bancorp and Wilshire Bank in in December 2007. He is a member of our Audit Committee and a member of our HR/NCG Committee. Mr. Jeon also serves as a member of the Asset & Liability Committee, the Directors Loan Committee and the Information Technology Committee of Wilshire Bank. He was appointed as the Chair of the Compliance/CRA Committee in January 2014.

We believe Mr. Jeon's qualifications to serve on our Board of Directors include his leadership experience, specifically his experience as a Certified Public Accountant, and his valuable knowledge of the financial services industry.

Steven Koh, 68 Class I Director & Chairman of the Board

Mr. Koh is the Chairman of Pacific Steel Corporation, an international steel trading and nationwide distributing company that he founded in 1973. He also has served as the Chairman of the World Federation of Overseas Korean Traders Association and as a director of the Center for Industrial Research & Executive Education in California State Polytechnic University since 1997.

Mr. Koh has served as a Director of Wilshire Bank since 1986 and as Chairman of Wilshire Bank's Board of Directors since 1993. Mr. Koh was appointed as a Director and Chairman of the Wilshire Bancorp, Inc. Board upon Wilshire Bancorp's formation in December 2003. Mr. Koh was a member of Wilshire Bancorp's Nominations & Corporate Governance Committee and its Human Resources Committee from 2004 until July, 2013. He currently serves as a member of the following committees for Wilshire Bank: Asset & Liability, Compliance/CRA and Directors Loan. Mr. Koh's son, Peter Koh, also serves as an executive officer of Wilshire Bancorp, Inc. and Wilshire Bank in the position of Senior Vice President, and Chief Credit Officer.

We believe Mr. Koh's qualifications to serve as Chairman of Wilshire Bancorp's Board include his executive leadership and management experience in several businesses, including financial services businesses. Mr. Koh also provides the Board with valuable institutional knowledge resulting from his 28 years of experience as a Director in Wilshire Bank and Wilshire Bancorp, Inc. In addition, Mr. Koh brings beneficial knowledge and understanding of financial statement analysis and other insights from his experience as Chairman of the Board for both private and publicly-traded companies.

Vote Required

        Because this is an uncontested election, directors will be elected by the affirmative vote of the majority of all votes cast at our annual shareholders' meetings (assuming that such votes represent at least a majority of the required quorum). Under this type of majority vote standard, a director nominee will be elected only if the number of votes "For" that nominee exceeds the number of votes "Withheld." The number of "For" votes must also represent a majority of the number of votes required to establish a quorum at our annual meeting.

        If one of the above-named directors fails to be elected at the annual meeting, then, unless the incumbent director has earlier resigned, the term of that director will end on the date that is the earlier of 90 days after the date on which the voting results for the annual meeting are determined or the date on which the Board of Directors selects a person to fill the office held by that director.

Board Recommendation

        Our Board of Directors recommends that shareholders vote FOR the election of the three nominees for directors assigned to Class I of the Board of Directors.

Other Directors and Executive Officers

        The following table sets forth information concerning our Class II and Class III directors and our named executive officers:

Name	Age	Position Held with Wilshire Bancorp, Inc.
Craig Mautner	54	Class II Director
John R. Taylor	63	Class II Director
Steven J. Didion	48	Class III Director
Daisy Y. Ha	39	Class III Director
Jae Whan Yoo	65	Class III Director & President and Chief Executive Officer
Alex Ko	47	Executive Vice President and Chief Financial Officer
Lisa K. Pai	54	Executive Vice President, Corporate Secretary and Chief Legal and Human Resources Officer
Peter Koh	37	Senior Vice President and Chief Credit Officer

Business Experience of Other Directors and Executive Officers

Craig Mautner, 54 Class II Director	Mr. Mautner has extensive experience in information technology and currently serves as a Senior Software Engineer at Google, a President at Pi Properties Inc., a real estate investment holding company and a Manager in Mautner Family II, LLC., an investment holding company. Mr. Mautner has been a founding investor in several startups, including LifeFactory, Reef Brazil and multiple tech companies. Mr. Mautner has more than 25 years of experience in the development of software, hardware and system architecture, primarily with a consumer focus.

Mr. Mautner was appointed as a Class II Director of Wilshire Bancorp, Inc. and a Director of Wilshire Bank in January 2012. He has served as a member of our Nominations and Corporate Governance Committee since 2012 and now serves as a member of our combined HR/NCG Committee. He has also served as the Chairman of the Information Technology Committee of Wilshire Bank since its inception in 2012.

We believe Mr. Mautner's qualifications to serve on the Board of Directors include his extensive knowledge in information technologies as well as his leadership role in investment companies.

John R. Taylor, 63 Class II Director

Mr. Taylor was a senior audit partner in KPMG LLP's Financial Services practice based in Los Angeles prior to his retirement on September 30, 2011. Mr. Taylor has over 38 years of public accounting experience and provided services to numerous publicly held banks, financial institutions and financial services clients during his 27 years as a KPMG partner.

Mr. Taylor was appointed as a Class II Director of Wilshire Bancorp, Inc. and as a Director of Wilshire Bank in November 2011. He has served as a member of our Nominations and Corporate Governance Committee and our Audit Committee since 2011, and he currently serves as the Chairman of our Audit Committee and as the Chairman of our combined HR/NCG Committee. Mr. Taylor also serves as a member of the Assets & Liability Committee, the Compliance/CRA Committee, the Directors Loan Committee and the Information Technology Committee of Wilshire Bank. He is also a Director and Chairman of the Audit Committee of PennyMac Financial Services, Inc.

We believe Mr. Taylor's qualifications to serve on our Board of Directors include his extensive experience in public accounting, his experience in providing integrated audit services to the financial services industry and his understanding of the financial statements and accounting requirements for public-company financial institutions.

Steven J. Didion, 48 Class III Director

Mr. Didion is currently General Partner and Portfolio Manager of JCSD Partners, LP, a bank-focused hedge fund based in California. He began his career with Salomon Brothers Inc. and moved to Hoefer & Arnett in 1991 to build out its Bank Research Group. He was appointed Chief Executive Officer of Hoefer & Arnett in 2001 and then initiated the merger with Howe Barnes in 2006. Following three years as Director of the Financial Institutions Group at Howe Barnes Hoefer & Arnett, Mr. Didion left in 2009 to join the Endicott Group, a private equity firm in New York specializing in bank investments and left them in 2013.

Mr. Didion was appointed as a Class III Director of Wilshire Bancorp, Inc. in January 2014. He is a member of the Human Resources/Nominations & Corporate Governance Committee. He also serves as a member of the Asset & Liability Committee and the Information Technology Committee of Wilshire Bank. Mr. Didion is also a Director of Rock Bancshares and its subsidiary, Heartland Bank in Arkansas and previously served on the Board of the Children's Hospital Oakland Foundation and Big Brothers/Big Sisters of the Peninsula.

We believe Mr. Didion's qualifications to serve as a member of Wilshire Bancorp's Board include his executive leadership and management experience in the financial services industry as well as his knowledge and understanding of financial statement analysis.

Daisy Y. Ha, 39 Class III Director

Ms. Ha began her legal career as a term law clerk to a United States District Court judge in 2000. The following year, she joined the employment law department of Paul Hastings, where she litigated and provided advice on matters of employment law. In 2004, she returned to the United States District Court as a career law clerk, assisting in a variety of areas, including general civil law and criminal law. In 2011, she was an appellate court attorney for the California Court of Appeal.

Ms. Ha was appointed as a Class III Director of Wilshire Bancorp, Inc. in January 2014. She serves as a member of the Audit Committee and the Human Resources/Nominations & Corporate Governance Committee. Ms. Ha is also a member of the Asset & Liability Committee and the Compliance/CRA Committee of Wilshire Bank.

We believe Ms. Ha's diverse legal experience brings constructive insight to our Board. She is very active in the Williams College and Polytechnic high school alumni community.
Jae Whan Yoo, 65 Class III Director

Mr. Yoo became President and Chief Executive Officer of Wilshire Bancorp and Wilshire Bank and was appointed as a Class III Director of each entity in February 2011. Previously he served as President and Chief Executive Officer of Hanmi Financial Corp. and Hanmi Bank, from 2003 until 2004, and of Center Financial Corporation and Center Bank from 2007 to 2011. Prior to Hanmi, Mr. Yoo had been a board member of Industrial Bank of Korea, had served as Executive Vice President and Deputy President at KorAm Bank which was renamed Citibank Korea, as well as for Bank of America in various locations such as Seoul, Korea, Seattle, Washington and New York City.

We believe Mr. Yoo's qualifications to serve as the President, Chief Executive Officer and as a director of Wilshire Bancorp,  Inc. and Wilshire Bank are enhanced by his experience as Chief Executive Officer of other large, publicly traded financial institutions as well as a long, solid and global bank credit and operations experience. At those institutions, he held similar responsibility for the strategic direction and management of the businesses' day-to-day operations.

Mr. Yoo brings valuable broad industry knowledge and specific institutional experience to our Board of Directors.
Alex Ko, 47 Executive Vice President and Chief Financial Officer

Mr. Ko was appointed Senior Vice President and Chief Financial Officer of Wilshire Bancorp and Wilshire Bank effective April 7, 2008. On April 1, 2010, Mr. Ko was promoted to Executive Vice President and Chief Financial Officer. Before joining Wilshire Bancorp, Mr. Ko practiced for twelve years as a Certified Public Accountant with KPMG. During that time, his focus was primarily in the area of financial services.

Mr. Ko is responsible for our corporate finance, corporate accounting and reporting, planning and financial risk management, treasury and investment relationship functions.

Lisa K. Pai, 54 Executive Vice President, Chief Legal and Human Resources Officer, and Corporate Secretary

Ms. Pai was appointed as the Executive Vice President, Corporate Secretary, and Chief Legal and Human Resources Officer of Wilshire Bancorp and Wilshire Bank in December 2012. Previously, Ms. Pai served as Executive Vice President and Chief Legal and Human Resources Officer at BBCN Bancorp after the merger of Nara Bancorp and Center Financial Corporation in 2011. She also served as Executive Vice President, General Counsel and Chief Risk Officer at Center Financial Corporation from 2007 to 2011. Ms. Pai has worked in banking since 1994, and prior to that, she was in private practice at the law firm of Thelen, Marrin, Johnson and Bridges.

Ms. Pai is responsible for overseeing corporate governance, providing legal advice and overseeing the management of bank-wide human resource matters.
Peter Koh, 37 Senior Vice President and Chief Credit Officer

Mr. Koh joined Wilshire Bank in June 2007 as a Senior Loan Officer and held the position of Chief Credit Review Officer and then Deputy Chief Credit Officer before being appointed as the Chief Credit Officer in July 2013. He also had previously worked for Wilshire Bank from 2001 to 2005 in various credit-related positions. Mr. Koh's father, Steven Koh, is a Director and Chairman of the Board of Wilshire Bancorp, Inc. and of Wilshire Bank.

Mr. Koh is responsible for approving new loan production, assessing the portfolio risk and reserve adequacy, training and developing lending staff, and engaging in bank-wide strategic decisions.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        We are committed to having sound corporate governance principles, both at the holding company level and at Wilshire Bank. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a set of Corporate Governance Guidelines that embodies these principles. Wilshire Bancorp and Wilshire Bank have also adopted a Personal and Business Code of Conduct that applies to all officers, directors, employees and consultants, in accordance with the applicable NASDAQ rules and with Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Corporate Governance Guidelines, Personal and Business Code of Conduct, and Code of Professional Conduct for the Chief Executive Officer and Senior Financial Officers are posted on our Internet website (www.wilshirebank.com) under the Investor Relations page.

Board Independence

        Our Board of Directors has determined that each of our current directors, except Messrs. Yoo and Koh, is independent under the applicable NASDAQ rules.

Director Qualifications

        We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all shareholders. When considering potential director candidates, our HR/NCG Committee also considers the candidate's character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the existing composition of our Board of Directors. For more information on Board diversity, see the discussion under the heading "Human Resources/Nominations and Corporate Governance Committee."

Director Meetings

        During the fiscal year 2013, our Board held twenty meetings and the Wilshire Bank Board held nineteen meetings. Each director attended at least 75% of the total of all Board and applicable committee meetings. Directors are encouraged to attend annual meetings of our shareholders, although we have no formal policy on director attendance at annual shareholders' meetings. All directors attended the last annual meeting of our shareholders. Each of our directors also serves on the Board of Directors of Wilshire Bank.

Independent Director Meetings

        At least twice a year, the independent members of our Board of Directors meet separately from the full Board of Directors and outside the presence of our management in executive session. The Board of Directors held six such executive sessions during the fiscal year 2013. Mr. Donald Byun serves as our Lead Independent Director since January 1, 2014 and presides over meetings of only independent directors.

Shareholder Communications with Our Board of Directors

        Our Board of Directors has established a process for shareholders to communicate with our Board of Directors or with individual directors. Shareholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 3200 Wilshire Blvd., Suite 1410, Los Angeles, California 90010. Any such communication must contain:

  •
  a representation that the shareholder is a beneficial owner of our capital stock;

  •
  the name and address of the shareholder sending such communication; and

  •
  the class and number of shares of our capital stock that are beneficially owned by such shareholder.

        Our Corporate Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take any other appropriate action regarding such communication.

Board Committees Composition and Membership

        Our Board of Directors has established two standing committees—our Audit Committee and our HR/NCG Committee. The HR/NCG Committee was created on January 1, 2014 upon the combination of our former Human Resources Committee and our former Nominations and Corporate Governance Committee.

        The membership and function of each of our Board committees is described below. Our Board of Directors generally meets in conjunction with the monthly meetings of the Board of Directors of Wilshire Bank. The table below provides more detailed information regarding individual committee membership of our Board as of the date of this proxy statement:

Name	HR/NCG Committee	Audit Committee
Donald Byun	Member	Member
Steven J. Didion	Member
Daisy Y. Ha	Member	Member
Lawrence Jeon	Member	Member
Steven Koh
Craig Mautner	Member
John R. Taylor	Chairman*	Chairman*

*
As of January 2014

Board Leadership Structure

        The roles of Chairman and Chief Executive Officer are separate positions within our company. Mr. Koh serves as our Chairman of the Board and Mr. Yoo serves as our Chief Executive Officer. We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for setting the strategic direction for the Bank and the day-to-day leadership and performance of our company, while our Chairman of the Board provides strategic guidance to the Chief Executive Officer and presides over meetings of our Board of Directors. In addition, the Board has designated Mr. Donald Byun to serve as the Lead Independent Director.

 Risk Oversight

        Our Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the risks relating to our business. Our Board of Directors regularly receives reports from senior management on areas of material risk to the Bank, including our credit, liquidity, operational and legal and regulatory risks. In accordance with our Audit Committee Charter, the Audit Committee reviews areas of major financial risk exposure as well as the steps management has taken to monitor and control such exposure. The Audit Committee also meets periodically with management to discuss policies relating to risk assessment and risk management. In addition, our HR/NCG Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements, as well as risks associated with the independence of our Board of Directors and potential conflicts of interest. While each committee oversees certain risks and the management of such risks, our entire Board of Directors is regularly informed through committee reports about such risks.

Committees of Wilshire Bancorp

  Audit Committee

        Our Board of Directors has established an Audit Committee to assist the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of independent auditors and our internal audit function, and risk assessment and risk management. The duties of our Audit Committee include:

  •
  appointing, evaluating and determining the compensation of our independent auditors;

  •
  reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

  •
  reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

  •
  reviewing other risks that may have a significant impact on our financial statements;

  •
  preparing the Audit Committee report for inclusion in our annual proxy statement;

  •
  establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters; and

  •
  evaluating annually the Audit Committee Charter.

        The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

        The members of the Audit Committee are John R. Taylor, Lawrence Jeon, Daisy Y. Ha and Donald Byun. Mr. Taylor currently serves as Chairman of the Audit Committee. The Audit Committee meets regularly and held eleven meetings during fiscal year 2013.

        Our Board of Directors has determined that each of the members of the Audit Committee satisfies the independence and other composition requirements of the SEC and NASDAQ. Our Board has determined that Mr. Taylor and Mr. Jeon both qualify as an "audit committee financial expert" under Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"), and has the requisite accounting or related financial expertise required by applicable NASDAQ rules. Mr. Taylor was a senior audit partner with KPMG LLP's Financial Services practice based in Los Angeles prior to his retirement on September 30, 2011. He has over 38 years of prior public accounting experience, including 27 years as a KPMG partner. Mr. Jeon is a Certified Public Accountant with more than 21 years of experience in public accounting and the President of Lawrence Jeon & Co., which provides professional services in the areas of tax compliance and planning, financial audit and review, and various types of business consulting.

        Our Board of Directors has adopted a written charter for the Audit Committee meeting applicable standards of the SEC and NASDAQ. A copy of our Audit Committee Charter can be found on our Internet website (www.wilshirebank.com) under the Investor Relations page.

  Human Resources/Nominations and Corporate Governance Committee

        Effective January 1, 2014, our former Human Resources Committee and our former Nominations and Corporate Governance Committee were combined into a single committee—the Human Resources/Nominations and Corporate Governance Committee, or the "HR/NCG Committee." This combined HR/NCG Committee now performs all of the functions that were previously performed by our former Human Resources Committee and our former Nominations and Corporate Governance Committee. Prior to the above-described committee combination, our Human Resources Committee held ten meetings during the fiscal year 2013 and our Nominations and Corporate Governance Committee held five meetings during the fiscal year 2013.

        Our HR/NCG Committee is composed of six directors: John R. Taylor, Donald Byun, Steven J. Didion, Daisy Y. Ha, Lawrence Jeon and Craig Mautner, each of whom the Board has determined to be independent under applicable rules and regulations of the SEC, NASDAQ and the Internal Revenue Service. Mr. Taylor serves as the Committee's Chairman.

        Our Board of Directors has adopted a written charter for our HR/NCG Committee. A copy of our HR/NCG Committee Charter can be found on our Internet website (www.wilshirebank.com) under the Investor Relations page.

        Responsibilities of the HR/NCG Committee related to Executive Compensation and Human Resources.    As described above, our HR/NCG Committee is now responsible for duties that were previously the responsibilities of our Human Resources Committee. Our HR/NCG Committee makes recommendations to our Board relating to the compensation of our Chief Executive Officer and other named executive officers, approves an annual report on executive compensation for inclusion in this annual proxy statement and provides general oversight of compensation structure. Other specific duties and responsibilities of the HR/NCG Committee include:

  •
  reviewing and approving objectives relevant to executive officer compensation;

  •
  evaluating performance and determining the compensation of our executive officers in accordance with those objectives;

  •
  reviewing employment agreements for certain of our executive officers and making recommendations to the Board of Directors concerning such employment agreements;

  •
  reviewing executive compensation for compliance with applicable laws and regulations; and

  •
  evaluating human resources and compensation strategies.

        More information regarding the responsibilities of our HR/NCG Committee that relate to human resources and executive compensation can be found in our HR/NCG Committee Charter.

        Responsibilities of our HR/NCG Committee related to Nominations and Corporate Governance.    As described above, our HR/NCG Committee is now responsible for duties that were previously the responsibilities of our Nominations and Corporate Governance Committee. Those duties and responsibilities include:

  •
  identifying and recommending to our Board individuals qualified to become members of our Board and to fill vacant Board positions;

  •
  recommending to our Board the director nominees for the next annual meeting of shareholders;

  •
  recommending to our Board director committee assignments;

  •
  recommending to the Board the compensation for our directors;

  •
  reviewing and evaluating succession planning for our Chief Executive Officer and other executive officers;

  •
  monitoring continuing education program for our directors; and

  •
  evaluating annually the Nominations and Corporate Governance Committee charter.

        Our Board of Directors believes that it is necessary that the majority of our Board of Directors be comprised of independent directors and that it is desirable to have at least one audit committee financial expert serving on our Audit Committee. The HR/NCG Committee considers these requirements when recommending Board nominees. The HR/NCG Committee employs a variety of methods for identifying and evaluating nominees for director. The HR/NCG Committee will regularly assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. When considering potential director candidates, the HR/NCG Committee also considers the candidate's character, judgment, age, skills, including financial literacy, and experience in the context of our needs, the needs of Wilshire Bancorp and the skills and experience of our existing directors. While the HR/NCG Committee has the authority to do so, we have not, as of the date of this proxy statement, paid any third party to assist in identifying and evaluating Board nominees.

        Our Board of Directors has established a procedure whereby our shareholders can nominate potential director candidates. The HR/NCG Committee will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with procedures set forth in our second amended and restated bylaws. See the information in this proxy statement under the heading "Shareholder Director Nominations and Other Proposals for the Next Annual Meeting of Shareholders—Consideration of Director Nominees," for additional information regarding shareholder nomination of director candidates.

        No candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our common stock who is not also a director of Wilshire Bancorp.

        Our Board of Directors has no formal policy regarding the consideration of diversity in identifying director nominees, but our Board of Directors believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        In accordance with its written charter, which was approved in its current form by the Board of Directors on January 30, 2013, our Audit Committee assists the Board in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing and financial reporting practices.

        Our Board of Directors has determined that all four members of the Audit Committee meet the independence and experience requirements of the SEC and NASDAQ, and that the Audit Committee Chairman, Mr. Taylor, and one of its members, Mr. Jeon, both satisfy the criteria for an "audit committee financial expert" as defined by the regulations of the SEC. During fiscal year 2013, the Audit Committee held eleven meetings.

        Our Audit Committee is responsible primarily for assisting the Board in fulfilling its oversight responsibility of reviewing the financial information that will be provided to shareholders and others, appointing the independent registered public accounting firm, reviewing the services performed by our independent registered public accounting firm and internal audit department, evaluating our accounting policies and our system of internal controls that management and the Board have established, reviewing significant financial transactions, and overseeing enterprise risk management. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of our financial statements.

        In fulfilling its oversight responsibility of appointing and reviewing the services performed by our independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services. The Audit Committee obtained from Crowe Horwath LLP a formal written statement describing all relationships between us and our auditors that might bear on the auditors' independence consistent with the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee discussed with Crowe Horwath LLP any relationships that may have an impact on its objectivity and independence and satisfied itself as to the auditors' independence.

        The Audit Committee has also reviewed and approved the amount of fees paid to each of Crowe Horwath LLP, and Deloitte & Touche LLP, respectively, for audit and merger-related audit services. The Audit Committee has specifically reviewed and approved the amount of fees paid to Crowe Horwath LLP for audit and non-audit services and concluded that the provision of services by Crowe Horwath LLP is compatible with the maintenance of Crowe Horwath LLP's independence.

        The Audit Committee has reviewed and discussed Wilshire Bancorp's audited consolidated financial statements as of and for the year ended December 31, 2013 with our management and Crowe Horwath LLP. Management's discussions with the Audit Committee included a review of critical accounting policies. The Audit Committee also reviewed and discussed the results of internal audit examinations. The Audit Committee has also discussed with Crowe Horwath LLP the matters required to be discussed by Auditing Standard No. 16, "Communications with Audit Committees" issued by the PCAOB.

        At four of its eleven meetings during 2013 the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

        Based upon the above-mentioned review and discussions with management, the internal auditors and the independent registered public accounting firm, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors

John R. Taylor (Chairman)
Lawrence Jeon
Donald Byun
Daisy Y. Ha

Dated: March 26, 2014

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our common stock as of the record date of April 8, 2014 by (1) each shareholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors, (3) each of the persons named in the Summary Compensation Table appearing later in this proxy statement (the "named executive officers") and (4) all of our directors and named executive officers as a group.

        Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person possesses sole or shared voting or dispositive power and options that are currently exercisable or exercisable within 60 days (listed below as "Vested Option Shares"). Each director, officer or 5% or more shareholder known to us, as the case may be, has furnished to us information with respect to beneficial ownership. Except as otherwise indicated in the footnotes to this table, we believe that the beneficial owners of common stock listed below, based on information each of them has provided to us, have sole voting and dispositive power with respect to their shares.

        The table below lists the applicable beneficial ownership percentage which is calculated based upon 78,247,026 shares of common stock outstanding as of April 8, 2014. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 8, 2014 are deemed outstanding for the purpose of calculating the percentage ownership of the person holding these options, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Unless otherwise noted, the address for each shareholder listed below is: C/O Wilshire Bancorp, Inc., 3200 Wilshire Blvd., Los Angeles, California 90010.

	Common Stock Beneficially Owned(1)
Beneficial Owner	Shares Beneficially Owned (a)		Vested Option Shares (b)		Total (a) & (b)	Percentage of Shares Beneficially Owned
Greater than 5% Shareholders:
Steven Koh(1)(2)	5,847,407		112,500	(3)	5,959,907	7.62%
BlackRock, Inc.(4) 40 East 52nd Street New York, NY 10022	5,875,773		—		5,875,773	7.51%
Directors and Named Executive Officers:
Donald Byun(1)	1,010,000		37,500	(3)	1,047,500	1.34%
Lawrence Jeon(1)	87,900		37,500	(3)	125,400	*
Steven J. Didion(1)	70,000		10,000	(7)	80,000	*
Daisy Y. Ha(1)	627,907		10,000	(7)	637,907	*
Craig Mautner(1)	19,000		30,000		49,000	*
John R. Taylor	—		30,000		30,000	*
Jae Whan Yoo	251,869		25,000	(5)	276,869	*
Alex Ko	31,061	(8)	17,500	(5)	48,561	*
Lisa Pai	5,400	(8)	15,000	(6)	20,400	*
Peter Koh	64,300	(8)	14,000	(5)	78,300	*
All executive officers and directors as a group (11)	8,014,844		339,000		8,353,844	10.68%

*
Less than 1%

(1)
Except as otherwise noted, may include shares held by such person's spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home; shares held in "street name" for the benefit of such person; shares held by a charitable foundation, family or living trust or limited partnership as to which such person is a trustee, general partner, or primary beneficiary with sole voting and investment power (or shared power with a spouse); or shares held in an Individual Retirement Account or pension plan as to which such person is the sole beneficiary.

(2)
Also a director.

(3)
Previously granted, but not exercised, options with exercise price range from $6.61 to $9.32, in 2008 and 2009 were modified on January 30, 2012 with the first 25% vesting on the date of modification. Thereafter, this option becomes exercisable to an additional 25% of the share subject to this option on each anniversary of the date of modification. The modified options are exercisable for ten years at the exercise price of $3.53 and expire on the date ten years from the date of modification.

(4)
As the information about institutional shareholders are based on a Schedule 13G filed with the SEC, the number of shares reported are as of December 31, 2013, but the percentage is based on the number of shares of Wilshire Bancorp's common stock issued and outstanding as of April 8, 2014.

(5)
On June 27, 2012, we granted stock options with the first 25% vesting on the date of grant. The remaining options are exercisable over three years at the exercise price of $5.29 and expire on the fifth anniversary of the grant date.

(6)
On January 30, 2013, we granted options to purchase 30,000 shares of our common stock with the first 25% of such options vesting on the date of grant. The remaining options are exercisable over three years at the exercise price of $6.12 and expire on the fifth anniversary of the grant date.

(7)
On January 2, 2014, we granted options to purchase 40,000 shares of our common stock with the first 25% of such options vesting on the date of grant. The remaining options are exercisable over three years at the exercise price of $10.71 and expire on the tenth anniversary of the grant date.

(8)
On March 31, 2014, we granted restricted stocks to the named executive officers with the first 25% of such options vesting on the date of grant (which are included in this amount) and the remaining 75% will vest over a 3-year period in equal shares of 25% at each anniversary.

COMPENSATION DISCUSSION & ANALYSIS

        Prior to January 1, 2014, the Human Resources Committee, or the "HR Committee," of our Board of Directors was tasked with oversight of our compensation programs. Effective as of January 1, 2014, that responsibility was transferred to our combined HR/NCG Committee. Our compensation programs include programs designed specifically for our executive officers who are named in the Summary Compensation Table appearing later in this proxy statement.

        Our Board of Directors established the HR/NCG Committee to, among other things, review and recommend the compensation levels of our named executive officers, evaluate the performance of our named executive officers and consider senior management succession issues and related matters of our company.

        In accordance with the Marketplace Rules of the NASDAQ Stock Market, Inc., the HR/NCG Committee is composed entirely of independent, non-management members of the Board of Directors. No HR/NCG Committee member participates in any of our employee compensation programs and none of the HR/NCG Committee members has any material business relationships with Wilshire Bancorp.

Executive Officer Compensation Program

  Compensation Program Philosophy

        Our practice has generally been not to provide employment contracts to any of our executive officers other than our President and Chief Executive Officer. Our Board renewed Wilshire Bancorp's employment agreement with our current President and Chief Executive Officer, Mr. Jae Whan Yoo, to be effective upon the expiration of his prior contract in February 2014. The terms of the employment agreement are discussed later in this proxy statement. The HR/NCG Committee and Board of Directors would consider offering additional employment contracts if they were considered necessary and beneficial to our company.

        Our compensation philosophy is to attempt to directly link executive compensation to continuous improvements in corporate performance, achievement of specific operation, financial and strategic objectives and increases in shareholder value. Our HR/NCG Committee reviews the compensation packages of our named executive officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, our financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration.

  Compensation Program Objectives and Rewards

        The primary goals of our compensation program are to attract, motivate, and retain executives capable of leading our company in achieving its business objectives. Our HR/NCG Committee and Board of Directors believe that compensation should:

  •
  with respect to incentive and bonus compensation, relate to the value created for shareholders by being tied to the financial performance and condition of our company and each executive officer's contribution thereto;

  •
  reward individuals who help us achieve our short-term and long-term objectives and thereby contribute significantly to the success of our company;

  •
  help to attract and retain the most qualified individuals available by being competitive in terms of compensation paid to persons having similar responsibilities and duties in other companies in the same and closely-related industries; and

  •
  reflect the qualifications, skills, experience and responsibilities of each executive officer.

        We use a compensation framework with multiple payment components to balance various short-term and long-term objectives. We believe the framework rewards our executive officers for favorable financial performance of our company over the longer term, while also recognizing that our executive officers have shorter term needs to maintain a reasonable lifestyle. For example, the HR/NCG Committee views base salary and perquisites as a means to provide some degree of security to each executive at the base threshold level of compensation, to provide such executives with a reasonable standard of living and a base wage at a level comparable to our peers, and to encourage the executives' day-to-day productivity. On the other hand, the HR/NCG Committee views annual cash incentives as motivation for our executives to focus on our annual goals. It views longer term incentives such as equity awards, including stock option grants, as a means to motivate our executives to focus on longer term strategic goals that will drive value for all our shareholders and, accordingly, also reward the executives for helping us to achieve these longer term strategic goals.

  Compensation Program Oversight and Implementation

        Our HR/NCG Committee, which is composed of six independent directors, is responsible for performing compensation committee functions, as provided under the rules of the SEC and NASDAQ, including the review and recommendation to the Board of Directors of the compensation of our named executive officers. Our HR/NCG Committee exercises independent discretion in respect of executive compensation matters, subject to review and approval of their recommendations on such matters by the Board of Directors.

        To carry out the compensation program process, the HR/NCG Committee annually reviews the salary for each named executive officer. Salary is predominantly based upon the named executive officer's salaries in previous years. However, the HR/NCG Committee also considers several other factors when determining salary and other compensation for our named executive officers. Some of those factors are: (a) leadership; (b) nature, scope and level of responsibilities; and (c) contribution to our financial results in previous periods. In addition, with respect to the President and Chief Executive Officer, the HR/NCG Committee also considers the terms of the employment agreement governing the base salary for that position. Because the HR/NCG Committee has not formally or historically applied any specific weighting to the various factors considered, the HR/NCG Committee ultimately uses its own judgment and expertise in determining appropriate base salary levels that meet our overall objectives. The HR/NCG Committee then compares its initial view with information it has gathered on comparable executives in the Peer Group (discussed below) and makes any adjustments it believes are necessary to reflect changing market conditions that are evidenced by the Peer Group information.

        The HR/NCG Committee also annually reviews the overall performance of our company, in order to determine whether payment of an annual bonus to the named executive officers is appropriate. In making its determination, the HR/NCG Committee is mindful of the fact that the annual bonus for the President and Chief Executive Officer is typically set as part of his or her employment agreement. With respect to each of our other named executive officers, annual bonus is wholly discretionary based upon such review of our performance by the HR/NCG Committee. At this same time, the HR/NCG Committee generally also determines whether the named executive officers and other key officers will receive stock option grants, or other equity grants, which the HR/NCG Committee believes will link the achievement of longer term strategic and financial goals for our company, as well as longer term individual performance, resulting in greater value for all of our shareholders.

  Review of Named Executive Officers Compensation

        Periodic annual reviews of our named executive officers compensation are submitted to the HR/NCG Committee by our Chief Executive Officer for its consideration. The HR/NCG Committee takes into account these annual reviews, as well as other information it deems relevant (including generally the Peer Group and Industry Data analyses detailed below) in making recommendations to the Board of Directors regarding each named executive officer's compensation. Our Board of Directors makes all final compensation decisions for named executive officers, including salary and bonus payments, as well as stock option grants. Mr. Jae Whan Yoo, who is a director as well as President and Chief Executive Officer, abstains from such discussion and voting on stock option grants and also on matters relating to his own compensation. With respect to each decision by the Board of Directors regarding compensation of the named executive officers discussed in this proxy statement, unless noted otherwise herein, the Board of Directors determined to accept the recommendations of the HR/NCG Committee with respect to such matters.

  Role of Named Executive Officers in Compensation Decisions

        The HR/NCG Committee considers the role of each named executive officer to review when reviewing each element of his or her compensation. In each case, several factors, such as the scope of responsibilities and experience, are taken into account and balanced against the HR/NCG Committee's view of competitive salary levels. Although the Chief Executive Officer and other named executive officers may participate in discussions with the HR/NCG Committee regarding their respective compensation, all deliberations by and voting on recommendations from the HR/NCG Committee with respect to the compensation of the Chief Executive Officer are conducted outside the presence of the Chief Executive Officer.

  Peer Group and Compensation Targets

        To ensure that the overall compensation program for our named executive officers is competitive, the HR/NCG Committee reviews the compensation programs of two financial services organizations that are viewed by the HR/NCG Committee as directly competing banks (the "Peer Group"), as well as those of the banking industry published by the California Department of Business Oversight and California Bankers Association (the "Industry Data"). The Peer Group information is used to compare our executive compensation levels with those of community banks that have executive positions with responsibilities similar in scope and that have a business network that competes with us for executive talent.

        Below is a table showing the comparable financial institutions in the Peer Group. The Peer Group includes two direct competitors which are publicly-traded community bank holding companies located in the same metropolitan areas as Wilshire Bancorp: Hanmi Financial Corporation and BBCN Bancorp, Inc. To remain consistent from year to year, we expect that the HR/NCG Committee will use this type of Peer Group analysis as part of our annual marketplace study. On the other hand, because some of the specific financial institutions included in the Peer Group may change their size, relevance or other pertinent factors, the Peer Group could include new or different companies in the future. On a broader scale, the Industry Data includes data published by the California Department of Business Oversight, and by the California Bankers Association, and is based on a large pool of financial institutions operating within the State of California. The Peer Group maintains a branch network in areas with a large number of ethnic minority groups such as the Los Angeles, New York, Chicago and Dallas metropolitan areas. The HR/NCG Committee reviews the data of the Peer Group and the Industry in general (collectively referred to as the "Survey Data") in order to gauge whether it believes that the overall compensation of our named executive officers is competitive. While the Industry Data is generally considered relevant by the HR/NCG Committee, the HR/NCG Committee considers the Peer Group data to be the most relevant comparative data in its compensation recommendation process.

 Peer Group Table(1)
(In Thousands)

Peer	Revenues($)(2)	Net Income($)(3)	Total Assets($)	Market Cap($)	Return on Average Equity(4)
Wilshire	144,513	45,376	3,620,973	853,210	12.39%
Hanmi	140,238	39,906	3,055,539	695,151	10.14%
BBCN	295,650	83,483	6,473,531	1,317,935	10.59%

(1)
All financial information in the table above is for the year ended December 31, 2013

(2)
Revenues include net interest income and non-interest income for the year ended December 31, 2013.

(3)
Net income to common shareholders for the year ended December 31, 2013

(4)
Return on Average Equity, or ROAE, is calculated by dividing 2013 net income for each company by 2013 average equity for each company. Source of information for Hanmi Financial Corporation and BBCN Bancorp, Inc. is the annual report of each institution as filed with the SEC.

  Implications of the Dodd-Frank Act

        Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the "Dodd-Frank Act," amended the Securities Exchange Act of 1934 to add a new section 14A which makes applicable to all public companies certain executive compensation and corporate governance requirements. On January 25, 2011, the SEC adopted a final rule implementing the Dodd-Frank requirements. These requirements are:

  •
  Shareholder "Say-on-Pay" Vote. Under section 14A of the Securities Exchange Act of 1934 and SEC rule adopted pursuant to section 14A, all public companies are required to permit, at least once every three years, a non-binding shareholder vote to approve the compensation of executives as disclosed in the proxy statement for any shareholder meeting at which directors will be elected. At our 2012 annual shareholders' meeting, our shareholders approved a proposal providing for an annual non-binding shareholder vote to approve the compensation of our executives. We have included in this proxy statement a proposal providing for an advisory vote to approve the compensation of our executives. See "Proposal No. 2—Approval of a Non-Binding Advisory Vote on the Compensation of Wilshire Bancorp's Named Executive Officers.

  •
  Shareholder "Say-on-Golden Parachute" Vote.  The Dodd-Frank Act provisions and the SEC rule thereunder require public companies to permit a separate, non-binding advisory shareholder vote to approve golden parachute compensation arrangements for named executive officers when shareholders are asked to approve a merger, acquisition, consolidation, or proposed sale or disposition of substantially all assets of the company that would trigger such parachute payments. However, if such compensation arrangements have been approved by the shareholders in a "Say-on-Pay" vote, then a separate "say-on-golden parachute" vote is not required. The rule also requires certain detailed disclosures with respect to the named executive officers' golden parachute arrangements in a proxy statement for the approval of a merger, acquisition, sale of the company's assets or similar transaction or in an annual meeting proxy statement if such arrangements are being included in the "Say-on-Pay" vote.

        The Dodd-Frank Act also included other executive compensation requirements, subject to rulemaking by the SEC, which are applicable to public companies. The SEC is expected to issue rules in the future to implement these additional requirements. Such requirements include, among others:

  •
  Hedging Policy.  The SEC is required to issue rules requiring public companies to disclose in their proxy statements whether directors and employees are permitted to hedge the value of equity securities held directly or indirectly by the director or employee. We do not currently have a policy prohibiting our directors, officers or employees from hedging the value of shares of our common stock held by the director, officer or employee. As soon as these rules are issued by the SEC, we intend to take any appropriate steps to comply with the requirements.

  •
  Clawback Policy.  The Dodd-Frank Act also requires the SEC to issue rules that prohibit a national securities exchange, such as NASDAQ, from listing any company that has not adopted a clawback policy to require recovery or "clawback" from any current or former executive officer any incentive compensation paid during the three years preceding any accounting restatement due to material noncompliance with reporting requirements if such payments exceed what would have been paid based on the restated results. The Company will be required to disclose this policy in its annual proxy statement. We intend to take any appropriate steps to comply with the new clawback requirements when the final rules have been issued by the SEC.

Compensation Program Elements for 2013

        For 2013, our HR Committee determined that the overall compensation program for our named executive officers, including the benefits program, should consist of the following: (a) base salaries and incentive bonuses, (b) long-term incentive compensation through stock option grants and (c) health, welfare, and survivor income benefits.

  Base Salaries

        In 2013, our HR Committee held ten meetings to discuss, deliberate and vote on recommendations for the salaries of our named executive officers. Our HR Committee determined that the salaries of our named executive officers were competitive with those of our peer banks.

  Incentive Bonus Payments

        We typically pay two types of incentive bonus payments to our named executive officers, each of which is generally discretionary in nature. The first is the short-term bonus, which is part of an overall bonus pool recommended to be set aside for all employees. The second is a longer term, annual bonus paid in the early part of the following fiscal year, based on the annual performance of our company.

        Our Board of Directors does not have any formal quantitative benchmarks that trigger the payment of incentive bonuses to our named executive officers. Each year, the Board conducts a qualitative review taking into consideration our overall financial and strategic performance. The Board makes the decision to pay bonuses to the named executive officers in its discretion, with the exception of the bonus payable to our Principal Executive Officer, pursuant to his employment agreement. In an effort to avoid establishing specific quantitative performance criteria and benchmarks that may promote unnecessary or excessive risk-taking by our named executive officers, the Board's decisions regarding incentive bonus compensation to named executive officers are based upon subjective and qualitative criteria determined by the Board that relate primarily to the executive's individual performance and the long-term financial and strategic contribution and strength of the institution as a whole.

        Our Board does review certain quantitative factors when considering the long-term financial and strategic performance and strength of our company as a whole. For example, as a general rule, the Board will typically review our earnings performance as compared to prior years when determining whether it is appropriate to pay bonuses in any given year. This type of quantitative review is not, however, required as a part of any formal written policy or agreement (other than the provisions of our Principal Executive Officer's employment agreement) and the Board may determine not to pay bonuses, even in years when the company performs well financially.

  Long-term Incentive through Equity Grants

        In March 2008, the HR Committee of our Board of Directors approved our 2008 Stock Incentive Plan, or the "2008 Plan." From time to time, our HR Committee has made recommendations to the full Board of Directors concerning stock option grants to named executive officers and employees.

        Each stock option permits the named executive officer and directors, generally for a period of five to ten years, to purchase one share of Wilshire Bancorp stock from us at the exercise price, which is the closing price of our stock on the date of grant. Stock options have value only to the extent the price of our common stock on the date of exercise exceeds the exercise price. In 2012, the per-share exercise price for certain stock options that had been granted in 2008 and 2009 to outside directors under our 2008 Plan were modified. The per-share exercise prices on the modified options were reduced from exercise prices ranging between $6.61 and $9.32 to $3.53. As disclosed in the compensation tables below, we also granted stock options to certain of our named executive officers during 2013.

  Health and Welfare Benefits

        We offer a variety of health and welfare programs to all eligible employees. Our named executive officers generally are eligible for the same benefit programs on the same basis as the rest of our employees. Our health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, pharmacy, dental, vision, life insurance and accidental death and disability.

        We provide full time employees, regularly scheduled to work 30 or more hours per week, short-term disability, long-term disability and basic life insurance at no cost to the employee. We offer a qualified 401(k) savings and retirement plan. All of our employees, including named executive officers, are generally eligible to participate in our 401(k) plan after the initial six-month waiting period.

  Survivor Income Agreements; Bank-Owned Life Insurance Policies

        In 2003, we adopted a Survivor Income Plan for the benefit of the directors and officers of Wilshire Bank. This plan is intended to encourage their continued employment and service with Wilshire Bank and to reward them for their past service and contribution. Wilshire Bank has also entered into separate Survivor Income Agreements with certain of its officers and directors relating to the Survivor Income Plan. Under the terms of the Survivor Income Plan, each participant is entitled to a base amount of death proceeds as set forth in the participant's election to participate, which base amount increases three percent per calendar year, but only until normal retirement age, which is 65. If the participant remains employed by Wilshire Bank after age 65, the death benefit will be fixed at the amount determined at age 65. If a participant has attained age 65 prior to becoming a participant in the Survivor Income Plan, the death benefit shall be equal to the base amount set forth in their election to participate with no increases. Wilshire Bank is obligated to pay any death benefit owing under the Survivor Income Plan in a lump sum within 90 days following the participant's death.

        The participant's rights under the Survivor Income Plan terminate upon termination of employment with Wilshire Bank. Upon termination of employment (except for termination for cause),

the participant will have the option to convert the amount of death benefit calculated at such termination of employment date to a split dollar arrangement, provided such arrangement is available under bank regulation or tax law. If available, Wilshire Bank and the participant will enter into a split dollar agreement and split dollar policy endorsement. Under such an arrangement, we would annually impute income to the officer or director based on tax law or rules in force upon conversion. For directors, starting from 2013, if the participants and the Bank enter into a split dollar agreement, the Bank has agreed to reimburse the participant for income tax generated by the income to be imputed to the participant.

        Former directors, Fred Mautner and Mel Elliot, who did not qualify for Wilshire Bank's selected insurer's standard or preferred-rate death benefit provided by the Survivor Income Plan in 2003, have received payments from Wilshire Bank in the amount of $5,000, payable annually until their death, in lieu of participating in the Survivor Income Plan. Payments to Mr. Mautner were discontinued due to his demise in February 2013.

        In January 2012, Wilshire Bank decided to increase base amounts of death benefits under the Director's Survival Income Plan for those directors who have served for more than five years. Harry Siafaris, Kyu-Hyun Kim, Steven Koh, Richard Y. Lim, and Young Hi Pak received increases in death benefits ranging from $85,000 to $198,000. Additionally, John R. Taylor and Craig Mautner became eligible and were added as participants in the Director's Survival Income Plan upon completion of six months of service on the board in May 2012 and July 2012, respectively. In January 2013, the Bank also purchased additional benefits in the amount of $500,000 to Jae Whan Yoo.

        To fund Wilshire Bank's obligations under the Survivor Income Plan, Wilshire Bank purchased bank-owned life insurance policies covering the lives of our directors and certain officers with an aggregate premium amount of $10.5 million in 2003, $3.0 million in 2005, $532,000 in 2008, $96,000 in 2009, and $619,000 in 2011, $731,000 in 2012, and $710,000 in 2013. For these amounts, we paid a single premium in 2003, 2005, 2008, 2009, 2011, 2012 and February 2013, and have not made any other payments since that time. Wilshire Bank is the sole owner of the policies, the primary beneficiary of the life insurance policies and recognizes the increase of the cash surrender value of the policies as tax-exempt other income.

        The following table summarizes the amount of the supplemental death benefit each director and named executive officer is entitled to receive under the Survivor Income Plan as of December 31, 2013:

Director or Executive Officer	Initial Pre- Retirement Death Benefit	Post-Retirement Death Benefit(1)
2003 Awards
Kyu-Hyun Kim	300,000	390,000
Steven Koh	1,000,000	1,464,770
Richard Y. Lim	300,000	385,000
Young Hi Pak	300,000	482,031
Harry Siafaris	300,000	390,000
2005 Awards
Donald Byun	$300,000	$358,216
2008 Awards
Lawrence Jeon	$300,000	$592,076
Alex Ko	300,000	592,076
2011 Awards
Jae Whan Yoo(2)	$1,000,000	$1,061,364
2012 Awards
John R. Taylor	$300,000	$327,818
Craig Mautner	300,000	440,560

(1)
Maximum amount considering annual increase by 3% until age 65

(2)
Mr. Yoo's death benefit increased by $500,000 in January 2013

Tax Implications of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by us in any year with respect to our Chief Executive Officer or any other named executive officers unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. We have qualified certain compensation paid to our named executive officers for deductibility under Section 162(m), including (i) certain amounts paid as base salary and incentive bonus, (ii) certain compensation expense related to options granted pursuant to our 2008 Stock Option Plan. We may from time to time pay compensation to our named executive officers that may not be deductible, including discretionary bonuses or other types of compensation outside of our plans.

        Although we have generally attempted to structure executive compensation so as to preserve deductibility, we also believe that there may be circumstances where our interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the non-deductibility of certain compensation under the Code.

        Although equity awards may be deductible for tax purposes by our company, the accounting rules pursuant to APB 25 and FAS 123(R) require that the portion of the tax benefit in excess of the financial compensation cost be recorded to paid-in-capital.

Severance Plan and Payments upon Termination or Change-In-Control

        We do not have a severance plan in place for any of our named executive officers, except for severance provided under the written employment agreement of our Principal Executive Officer. Our employment agreement with Mr. Yoo requires that severance be paid to him under certain circumstances. Specifically, in the event that Mr. Yoo is terminated without cause, his employment agreement provides that his salary would continue for the lesser of twelve months or the duration of the remaining term of the agreement.

        Our stock incentive plan also provides for acceleration of vesting with respect to certain stock options and restricted stock awards that are held by our named executive officers and directors. The acceleration provisions of our stock incentive plan operate similarly for all of our employees. Accordingly, the plan does not discriminate in scope, terms or operation, in favor our executive officers. Options and restricted stock granted under the plan are also available generally to all salaried employees.

Employment Agreements

        The only written employment that we have with any of our named executive officers is with our President and Chief Executive Officer, Jae Whan Yoo. In November 2013, our Board of Directors and the Board of Directors of Wilshire Bank approved the renewal of Mr. Yoo's employment agreement with Wilshire Bancorp and Wilshire Bank. The employment agreement was entered into on November 13, 2013, and became effective as of February 18, 2014. The agreement has a three-year term ending February 17, 2017.

        Under the terms of the new employment agreement, Mr. Yoo receives an annual base salary of $400,000, and is eligible to participate in our employee benefits plans, including our 401(k) Plan. Any additional bonus payments to Mr. Yoo will be in the sole discretion of our Board of Directors and will be based upon the same types of objectives that are considered in connection with discretionary bonuses paid to our other named executive officers and which are discussed under the heading, "Incentive Bonus Payments," above.

        In connection with the renewal of Mr. Yoo's employment agreement, he received on the effective date a grant of stock options to purchase 100,000 shares of our common stock with an exercise price equal to the closing price of our common stock on the date of grant. The stock options were issued under our 2008 Stock Incentive Plan. On the date of grant, 25,000 of these options became immediately vested. The remaining 75% will vest equally over the next three years, with such vesting subject to at least a satisfactory rating on his performance review in each of those years.

        In the event that Mr. Yoo is terminated without cause, his employment agreement provides that he will be entitled to receive his base salary for the lesser of twelve months or the duration of the remaining term of the agreement. If terminated for cause, Mr. Yoo will not be entitled to any further compensation, except for base compensation and expenses earned prior to the date of such termination.

        For one year following termination of his employment agreement, Mr. Yoo will be subject to certain non-competition and non-solicitation restrictions.

EXECUTIVE COMPENSATION—SUMMARY TABLE

        The following table sets forth for each of the named executive officers listed below: (i) the dollar value of base salary and bonus earned during the years ended December 31, 2013, 2012 and 2011; (ii) the grant date fair value recognized for stock and option awards, in accordance with ASC 718; (iii) the dollar value of earnings for services pursuant to awards granted during these years under non-equity incentive plans; (iv) the change in pension value and non-qualified deferred compensation earnings during these years; (v) all other compensation for these years; and, finally, (vi) the dollar value of total compensation for these years.

 Summary Compensation Table—Senior Executives

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	All Other Compensation		Total
Jae Whan Yoo	2013	$348,750	$219,063	$403	—	$50,968	(4)	$619,184
President & CEO	2012	$338,750	—	—	$207,600	$42,563	(4)	$588,913
	2011	$283,884	—	$135,200	—	$31,491	(4)	$450,575
Alex Ko	2013	$280,167	$100,000	—	—	$31,638	(5)	$411,805
EVP & CFO	2012	$268,667	$122,750	—	$72,660	$32,004	(5)	$496,081
	2011	$247,500	—	—	—	$22,705	(5)	$270,205
Lisa K. Pai	2013	$256,563	$10,000	—	$61,200	$21,307	(6)	$349,070
EVP & Chief Legal and Human Resources Officer(7)	2012	$42,617	$20,833	—	—	$876	(6)	$64,326
Peter Koh	2013	$163,545	$50,000	—	—	$22,696	(7)	$236,241
SVP & Chief Credit Officer	2012	$130,642	$61,018	—	$41,520	$19,775	(7)	$252,955
	2011	$122,960	$10,000	—	—	$16,085	(7)	$149,045
Jack Choi	2013	$150,843	—	—	—	$17,441	(8)	$168,284
Former EVP & Chief Credit	2012	$268,667	$72,750	—	$62,280	$26,968	(8)	$430,665
Officer	2011	$55,167	—	—	—	$3,382	(8)	$58,549
Jung Hak Son	2013	$62,660	—	—	$53,900	$3,488	(9)	$120,048
Former EVP & Chief Marketing Officer

(1)
The amount shown in the column includes a special bonus to Mr. Yoo in the amount of $219,063, Mr. Ko in the amount of $100,000, Ms. Pai in the amount of $10,000 and Mr. Koh of $50,000, which was paid in December, 2013.

(2)
The amounts shown in this column represent the grant date value of restricted stock awards granted to our Chief Executive Officer in 2011, calculated in accordance with SEC rules.

(3)
For stock option grants, the value shown is the grant date fair value computed in accordance with applicable accounting rule of FASB ASC Topic 718. The actual number of awards granted is shown in the "Outstanding Equity Awards at Fiscal Year End" table included later in this proxy statement.

(4)
Mr. Yoo received $15,300, $6,788 and $5,775 in 2013, 2012 and 2011, respectively, as our contribution to his 401(k) Plan; an amount equal to $18,000, $18,000 and $15,750 in car allowance in 2013, 2012 and 2011, respectively; $3,114, $3,453 and $2,072 in gasoline paid by us in 2013, 2012 and 2011, respectively; $12,782, $11,996 and $7,894 in club dues in each of 2013, 2012 and 2011, respectively; and communication expenses of $1,772, and $2,326 in 2013 and 2012, respectively.

(5)
Mr. Ko received $13,125, $12,750, and $12,375 in 2013, 2012, and 2011, respectively, as our contribution to his 401(k) Plan; an amount equal to $8,400, $8,400, and $6,600 in car allowance in 2013, 2012, and 2011, respectively; $3,979, $4,363, and $3,061 in gasoline paid by us in 2013, 2012, and 2011, respectively; $2,931, $3,225 and $669 in club dues in each of 2013, 2012 and 2011, respectively; and communication expenses of $3,203 and $3,266 in 2013 and 2012, respectively.

(6)
Ms. Pai received $7,116 as our contribution to her 401(k) Plan in 2013; an amount equal to $8,400 and $700 in car allowance in 2013 and 2012, respectively, $2,498 in gasoline paid by us in 2013; $1,786 in health club dues in 2013; and communication expenses of $1,507 and $176 in 2013 and 2012, respectively.

(7)
Mr. Koh received $9,633, $7,839 and $7,378 in 2013, 2012 and 2011, respectively, as our contribution to his 401(k) Plan; an amount equal to $8,400, $8,400 and $6,600 in car allowance in 2013, 2012 and

  2011, respectively; $3,156, $3,321, and $2,107 in gasoline paid by us in 2013, 2012 and 2011, respectively; and $1,507, $215 in communication expenses in 2013 and 2012, respectively.

(8)
Our former Chief Credit Officer, Mr. Choi, received $9,050 and $10,985 in 2013 and 2012, respectively as our contribution to his 401(k) Plan; an amount equal to $4,200, $8,400 and $1,650 in car allowance in 2013, 2012 and 2011, respectively; $1,589, $2,842 and $347 in gasoline paid by us in 2013, 2012 and 2011, respectively; $1,742, $3,225 and $1,385 in club dues in each of 2013, 2012 and 2011, respectively; and communication expenses of $860 and $1,516 in 2013 and 2012, respectively. Mr. Choi resigned from his position as our Chief Credit Officer effective July 1, 2013.

(9)
Our former Chief Marketing Officer, Mr. Son, received $2,030 in car allowance in 2013; $1,168 in gasoline paid by us in 2013; and $290 in communication expenses in 2013. Mr. Son resigned from his position as our Chief Marketing Officer effective December 4, 2013.

Grant of Plan-Based Awards at Fiscal Year End

        In January 2013, an aggregate of 30,000 stock options were granted to our named executive officers under the 2008 Plan. These options have an exercise price equal to $6.12 and will expire on the date five years from the date of grant. These stock options vest 25% over three years, with the first 25% vesting immediately on the date of grant. Details are in "Outstanding Equity Awards at Fiscal Year-End" table below.

Grant of Plan-Based Awards at Fiscal Year End

		Estimated Future Payouts Under Non-equity Incentive plan Awards
					Estimated Future Payouts Under Equity Incentive plan Awards							Exercise or Base Price of Option Awards (Price/Sh) ($)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date	Threshold ($)	Target ($)	Maximum (#)	Threshold ($)	Target ($)	Maximum (#)	All Other Stock Awards(#)		All Other Option Awards(#)
Jae Whan Yoo	7/15/13	—	—	—	—	—	—	26	(1)	—		—	$199
CEO & President	10/15/13	—	—	—	—	—	—	24	(1)	—		—	$204
Lisa Pai	1/30/13	—	—	—	—	—	—	—		30,000	(2)	$6.12	$61,200
EVP & Chief
Legal/HR Officer
Jung Hak Son	9/9/13	—	—	—	—	—	—	—		20,000	(3)	$8.30	$53,900
Former EVP & Chief
Marketing Officer

(1)
Stock dividend from restrict stock awards

(2)
Represents Ms. Pai's options granted under the 2008 Stock Option Plan

(3)
Represents Mr. Son's options granted under the 2008 Stock Option Plan, but forfeited due to the resignation as CMO on December 4, 2013

(4)
The exercise price for each stock option is the closing stock price on the date of grant

(5)
Amount shown in this column represents the grant date value of stock dividend from restricted stock awards and stock options, calculated in accordance with SEC rule

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth information on outstanding option and stock awards held by the named executive officers at December 31, 2013, including the number of shares underlying both exercisable and un-exercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.

Outstanding Equity Awards at Fiscal Year End

			Option awards(1)				Stock awards
Name	Grant Date		Number of Securities underlying unexercised options (#) exercisable	Number of Securities underlying unexercised options (#) un-exercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Jae Whan Yoo	10/15/2013		—	—	—	—	24	$262	(2)
	7/15/2013		—	—	—	—	26	$284	(2)
	6/27/2012		—	50,000	$5.29	06/27/2017	—	—
	2/28/2011	(2)	—	—	—	—	6,668	$72,881	(3)
Alex Ko	6/27/2012		17,500	17,500	$5.29	06/27/2017	—	—
							—	—
Lisa Pai	1/30/2013		7,500	22,500	$6.12	1/30/2018	—	—
							—	—
Peter Koh	6/27/2012		10,000	10,000	$5.29	6/27/2017	—	—
	11/27/2009		4,000	—	$6.76	11/27/2014	—	—

(1)
Options granted before 2012 expire on the date five years from the date of grant and vest 20% over four years, with the first 20% vesting on the date of grant. Options granted in 2012 and 2013 expire on the date five years from the date of grant and vest 25% over three years, with the first 25% vesting on the date of grant.

(2)
Stock dividend from unvested portion of restricted stock awards. Market value is calculated by the closing price of $10.93 as of December 31, 2013.

(3)
Mr. Yoo's 20,000 shares of restricted stock will vest over a period of three years; the first 33.33% vested in 2012 upon expiration of the TARP Period. Market value is calculated by the closing price of $10.93 as of December 31, 2013

Options Exercised and Stock Vested at Fiscal Year End

        The following table provides information concerning the exercise and vesting during 2013 of stock options and restricted stock granted to our named executive officers in 2013.

Options Exercised and Stock Vested for the Fiscal Year 2013

	Option Awards			Stock Awards
Name	Number of Shares acquired on exercise(#)	Value realized on exercise($)(1)		Number of Shares acquired on vesting(#)		Value realized on vesting($)
Jae Whan Yoo President & Chief Executive Officer	50,000	282,000	(2)	6,666	(3)	41,663
Jack Choi(4) Former EVP & Chief Credit Officer	15,000	52,500		—		—
Jung Hak Son(5) Former EVP & Chief Marketing Officer	5,000	10,750		—		—

(1)
"Value realized" is the difference between the exercise price and the market price on the exercise date, multiplied by the number of options exercised. "Value Realized" numbers do not necessarily reflect what the executive might receive if he or she sells the shares acquired by the option exercise, since the market price of the shares at the time of sale may be different from that on the exercise date of the option. In addition, the "Value Realized" numbers do not reflect the tax impact of the exercise.

(2)
The market value of the stock options was calculated by multiplying the difference from closing market price of the Company's stock at the exercise date on December 31, 2013, $10.93, and exercise price, $5.29, by number of exercised stock options.

(3)
The market value of the restricted stock was calculated by multiplying the closing market price of the Company's stock at February 18, 2013, $6.25, by number of shares of restricted stock.

(4)
Mr. Choi resigned as EVP/CCO on 7/1/13. The market value of the stock options was calculated by multiplying the difference from closing market price of the Company's stock at the exercise date on July 31, 2013, $8.79, and exercise price, $5.29, by number of exercised stock options.

(5)
Mr. Son resigned as EVP/CMO on 12/4/13. The market value of the stock options was calculated by multiplying the difference from closing market price of the Company's stock at the exercise date on November 27, 2013, $10.45, and exercise price, $8.30, by number of shares of exercised stock options.

Pension Benefits

        The table disclosing the actuarial present value of each of our named executive officer's accumulated benefit under defined benefit plans, the number of years of credited service under each such plan, and the amount of pension benefits paid to each named executive officers during the year is omitted because we do not have a defined benefit plan for named executive officers. The only retirement plan available to our named executive officers in 2013 was our qualified 401(k) savings and retirement plan, which is available to all employees.

Non-Qualified Deferred Compensation

        The table disclosing contributions to non-qualified defined contributions and other deferred compensation plans, each named executive officer's withdrawals, earnings and fiscal year-end balances in those plans is omitted because, in 2013, we had no non-qualified deferred compensation plans or benefits for our executive officers or other employees.

Potential Payments Upon Termination or Change-in-Control

        We do not have a severance plan in place for any of our named executive officers, except for severance provided under the written employment agreement of our Principal Executive Officer. Our employment agreement with Mr. Yoo requires that severance be paid to him under certain circumstances. Specifically, in the event that Mr. Yoo is terminated without cause, his employment agreement provides that his salary would continue for the lesser of twelve months or the duration of the remaining term of the agreement. For any change-in-control, the Company's stock option agreements provide for an acceleration of vesting in the event of a qualifying involuntary termination of employment following such event.

DIRECTOR COMPENSATION

        We generally use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, our HR/NCG Committee considers the significant amount of time that directors expend in fulfilling their duties to our company as well as the skill level we require from our Board members.

 Cash Compensation Paid to Board Members

        Meetings of our Board of Directors are held each month, generally on the same day as meetings of the Wilshire Bank Board. Each member of our Board of Directors also serves on Wilshire Bank's Board of Directors. During the fiscal year 2013, directors received a retainer of $3,000 a month for their service as directors of Wilshire Bank. In addition to the monthly director retainer, certain directors received additional fees for serving in leadership roles that involve additional responsibilities. The Chairman of the Board of Directors at Wilshire Bank received an additional $5,000 a month from January to May and an additional $8,000 a month from June to December of 2013. The Vice Chair of Wilshire Bank's Board of Directors received an additional $2,000 a month for 2013. The Chair of Wilshire Bank's Audit Committee received an additional $3,000 a month for 2013. The Chair of Wilshire Bank's Asset & Liability Committee and its Directors Loan Committee each received an additional $2,000 a month for 2013. Directors are also paid $300 per meeting attended for the following Bank-level director committees: Audit, Compliance/CRA, Human Resources and Information Technology. Directors are also paid $500 per meeting for attending Wilshire Bank Directors Loan Committee meetings. Directors are not paid additional fees for their service on the Wilshire Bancorp Board or for attending Board or committee meetings.

        The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended December 31, 2013.

Summary Compensation Table—Directors

Name	*Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Donald Byun	$93,600	$595	$94,195
Lawrence Jeon	90,400	595	$90,995
Kyu-Hyun Kim(2)	133,600	595	$134,195
Steven Koh	144,200	595	$144,795
Richard Y. Lim(3)	36,600	595	$37,195
Craig Mautner	37,500	595	$38,095
Young Hi Pak(4)	76,500	595	$77,095
Harry Siafaris(5)	58,100	595	$58,695
John R. Taylor	102,100	595	$102,695

(1)
Board members received apparel with a value of $595 as a year-end gift.

(2)
Mr. Kyu-Hyun Kim retired as member of the Board of Directors on December 31, 2013. Mr. Kim received $83,600 in Director Fees and received a Retirement Bonus of $50,000 at 2013 year-end.

(3)
Mr. Richard Y. Lim retired as a member of the Board of Directors on May 29, 2013. Mr. Lim received $15,600 in Director Fees and $21,000 in Consulting Fees for 2013.

(4)
Mrs. Young Hi Pak retired as a member of the Board of Directors on December 31, 2013. Mrs. Pak received $40,500 in Director Fees and received a Retirement Bonus of $36,000 at 2013 year-end.

(5)
Mr. Harry Siafaris retired as a member of the Board of Directors on May 29, 2013. Mr. Siafaris received $37,100 in Director Fees and $21,000 in Consulting Fees for 2013.

Grant of Plan-Based Awards at Fiscal Year End

        We have no formal policy or plan that requires stock options to be issued to our directors. The issuance of options to directors is a determination that is made by the Board of Directors at its discretion, after taking into consideration factors such as our performance, the fair value of the options and options issued to directors of similarly situated companies. We did not grant any stock options or other plan-based awards to directors who were not also executive officers during 2013.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth information on outstanding option and stock awards held by our directors at December 31, 2013, including the number of shares underlying both exercisable and un-exercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.

Outstanding Equity Awards at Fiscal Year-End

		Option awards				Stock awards
Name	Grant Date	Number of Securities underlying unexercised option (#) exercisable	Number of Securities underlying unexercised option (#) un-exercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Donald Byun(1)	01/30/2012	25,000	25,000	$3.53	01/30/2022	—	—
Lawrence Jeon(1)	01/30/2012	25,000	25,000	$3.53	01/30/2022	—	—
Kyu-Hyun Kim(1)(2)	01/30/2012	50,000	—	$3.53	01/30/2022	—	—
Steven Koh(1)	01/30/2012	75,000	75,000	$3.53	01/30/2022	—	—
Craig Mautner(3)	01/30/2012	20,000	20,000	$3.53	01/30/2022	—	—
Young Hi Pak(1)(4)	01/30/2012	40,000	—	$3.53	01/30/2022	—	—
John R. Taylor(5)	11/21/2011	30,000	10,000	$2.99	11/21/2021	—	—

(1)
Previously granted, but not exercised, options with exercise price ranging from $6.61 to $9.32 in 2008 and 2009 were modified on January 30, 2012 with the first 25% vesting on the date of modification. These modified options are exercisable for ten years with the exercise price of $3.53 and expire on the date ten years from the date of modification.

(2)
Mr. Kyu Hyun Kim retired as a member of the Board of Directors in December 2013 and his remaining unvested stock options became exercisable upon his retirement.

(3)
Craig Mautner joined as a member of Board of Directors on January 30, 2012. The first 25% of the options vested on the grant date and the remainder will vest ratably over three years from the grant date. All granted options are exercisable for ten years, and expire on the date ten years from the date of grant.

(4)
Mrs. Young Hi Pak retired as a member of the Board of Directors in December 2013 and her remaining unvested stock options were exercisable upon her retirement.

(5)
All granted options vest equally over a three year period with the first 25% on the date of grant and the remaining 75% ratably over the next three years, are exercisable for ten years, and expire on the date ten years from the date of grant.

Options Exercised and Stock Vested

        Options were exercised by two former directors in 2013. In 2012, we modified certain options that were initially granted to outside directors during 2008 and 2009. In January of 2013, an additional 25% of the modified stock options became vested. The remaining 50% of the modified options will vest ratably in January of 2014 and 2015.

 Options Exercised and Stock Vested for the Fiscal Year 2013

	Option Awards			Stock Awards
Name	Number of Shares acquired on exercise(#)	Value realized on exercise($)(1)		Number of Shares acquired on vesting(#)	Value realized on vesting($)
Richard Y Lim	50,000	155,000	(2)	—	—
Harry Siafaris	40,000	209,200	(3)	—	—

(1)
"Value realized" is the difference between the exercise price and the market price on the exercise date, multiplied by the number of options exercised. "Value Realized" numbers do not necessarily reflect what the executive might receive if he or she sells the shares acquired by the option exercise, since the market price of the shares at the time of sale may be different from that on the exercise date of the option. In addition, the "Value Realized" numbers do not reflect the tax impact of the exercise.

(2)
Mr. Siafaris retired as a board member on May 29, 2013. The market value of the stock options was calculated by multiplying the difference from closing market price of the Company's stock at the exercise date on June 12, 2013, $6.63, and exercise price, $3.53, by number of shares of exercised stock options.

(3)
Mr. Lim retired as a board member on May 29, 2013. The market value of the stock options was calculated by multiplying the difference from closing market price of the Company's stock at the exercise date on August 7, 2013, $8.76, and exercise price, $3.53, by number of shares of exercised stock options.

Compensation Risk Assessment

        As discussed in our Human Resources Committee Report, below, our HR Committee (now, our HR/NCG Committee) conducted assessments of the risks associated with our compensation policies and practices during 2013, including our compensation arrangements for both executives and non-executive employees. That assessment included a review of policies and procedures relating to the components of our compensation program, a review of incentive-based equity and cash compensation features, identification of any compensation design features that could potentially encourage excessive or imprudent risk taking and consideration of the presence or absence of controls, oversight or other factors that mitigate potential risk.

        Based upon the above-described review, we do not believe that our compensation practices are reasonably likely to have any material adverse effect on us or our business. Currently, our only written employment agreement with an executive officer is the one in place with our Chief Executive Officer, Jae Whan Yoo. A summary of the terms of his employment agreement is included in this proxy statement under the subheading "Employment Agreements."

        Mr. Yoo's employment agreement that was in effect during 2013 included an annual incentive bonus to be paid in an amount equal to four percent of any excess in Wilshire Bank's pre-tax earnings during the current year over the amount of such pre-tax earnings for the prior year. The Board does not believe, however, that this incentive compensation created any excessive or material risk for our company. Any annual bonus to be paid to Mr. Yoo under his former employment agreement was limited to 75% of his annual base salary. Mr. Yoo did not receive any incentive bonus during 2012 because, pursuant to the terms of the employment agreement, 2011 was the beginning "base year" for determination of any bonus payable thereunder. His incentive bonus based on 2012 and 2013 performance was reviewed and was paid in January 2013 and 2014, respectively.

        Any annual bonus to be paid to Mr. Yoo under his new employment agreement will be at the discretion of our HR/NCG Committee.

        While we have commission compensation arrangements with certain of our other non-executive employees, we do not believe that these arrangements are reasonably likely to have a material adverse effect on our company. These commissions are based upon the levels of loan production of certain of our loan officers. The Board believes that any risk created by these types of production incentives are sufficiently mitigated by our regular loan review and approval process, which is independent of the employee in question.

        Our HR Committee also adopted in 2013 a comprehensive Incentive Compensation Risk Management Policy. This Policy describes the risk management measures that we will undertake to ensure compliance the requirements and recommendations established by the Dodd-Frank Act and the Interagency Guidance on Sound Incentive Compensation, which is applicable to all federally insured financial institutions. Among other things, the Policy provides for regular compensation risk assessments which are intended to ensure that our incentive compensation arrangements do not encourage company management to expose our organization to imprudent risks that could threaten the safety and soundness of Wilshire Bank.

COMPENSATION COMMITTEE REPORT

        Our HR/NCG Committee consists of six members: John R. Taylor (Chairman), Donald Byun, Steven J. Didion, Daisy Y. Ha, Lawrence Jeon and Craig Mautner. All members are independent directors under the NASDAQ and SEC compensation committee structure and membership requirements. Our HR/NCG Committee has duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on our Internet website (www.wilshirebank.com) under the Investor Relations page.

        Our Human Resources Committee (now, the HR/NCG Committee) held ten meetings during fiscal year 2013. Our Human Resources Committee, with the assistance of management, reviewed the elements of our compensation programs, which are mentioned in the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, to determine whether any portion of our compensation practices encouraged excessive risk taking and concluded that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on Wilshire Bancorp. Based upon this review, the related discussions and such other matters deemed relevant and appropriate by the Human Resources Committee, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement to be delivered to shareholders.

        None of Wilshire Bancorp, our Board of Directors, or our HR/NCG Committee has engaged a compensation consultant for the purpose of compensation analysis or any non-compensation related services during the past five years.

***

Certifications Required as a Result of our Purchase of BankAsiana

        We acquired BankAsiana, a New Jersey state chartered commercial bank on October 1, 2013 through a series of related merger transactions (collectively, the "Merger"). Immediately prior to consummation of the Merger, BankAsiana repurchased all of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A from the United States Department of the Treasury ("Treasury"). Because BankAsiana participated in Treasury's Capital Purchase Program for a portion of 2013, our HR/NCG Committee, as the successor in interest to BankAsiana's Compensation Committee, is required to make certain certifications in this Human Resources Committee Report pursuant to Section 111(b) of the

Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009 and the related the rules and guidelines promulgated by the Treasury thereunder.

        In light of the foregoing, our HR/NCG Committee, in its capacity as successor in interest to BankAsiana as a result of the Merger, hereby certifies, based on certain representations and warranties of BankAsiana contained in the definitive agreement pertaining to the Merger, that, for the period of January 1, 2013 through October 1, 2013, the date on which BankAsiana repaid in full its obligations under TARP ("TARP Period"):

          (1)   The Compensation Committee of BankAsiana reviewed with senior risk officers the senior executive officer (SEO) compensation plans and made all reasonable efforts to ensure that these plans did not encourage SEOs to take unnecessary and excessive risks that threatened the value of BankAsiana.

          (2)   The Compensation Committee of BankAsiana reviewed with senior risk officers the employee compensation plans and made all reasonable efforts to limit any unnecessary risks these plans posed to BankAsiana.

          (3)   The Compensation Committee of BankAsiana reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of BankAsiana to enhance the compensation of any employee.

***

        Submitted by the Human Resources/Nominations and Corporate Governance Committee of the Board of Directors.

John R. Taylor (Chairman)
Donald Byun
Steven J. Didion
Daisy Y. Ha
Lawrence Jeon
Craig Mautner

Dated: March 26, 2014

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2013, our HR Committee consisted of Harry Siafaris, Steven Koh, Kyu-Hyun Kim, Richard Y. Lim, Donald Byun and Young Hi Pak. Mr. Siafaris and Mr. Kim retired in May 2013 and Mr. Lawrence Jeon and Mr. Craig Mautner were appointed to serve out the remainder of the year. Mr. Steven Koh ceased to be a member in August 2013. No member of the HR Committee was an officer or employee of Wilshire Bancorp or any of its subsidiaries during 2013 and no member of the HR Committee was formerly an officer of Wilshire Bancorp or any of its subsidiaries. In addition, none of our executive officers has served as a member of a compensation committee or Board of Directors of any other entity of which an executive officer is currently serving as a member of the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Under Section 402 of the Sarbanes-Oxley Act of 2002, it is generally prohibited for any issuer to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that issuer. This prohibition, however, is not applicable to loans that are made in compliance Section 22(h) of the Federal Reserve Act or the Federal Reserve's Regulation O. We believe that all related transactions comply with Section 402 of the Sarbanes-Oxley Act or have been made pursuant to a valid exception from Section 402 of the Sarbanes-Oxley Act.

        Certain of our officers, directors and principal shareholders and their affiliates have had transactions with Wilshire Bank, including borrowings and investments in certificates of deposit. Our management believes that all such loans and investments have been and will continue to be made in the ordinary course of business of Wilshire Bank on substantially the same terms, including interest rates paid and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and do not involve more than the normal risk of collectibles or present other unfavorable features. All loans made by Wilshire Bank to its directors, officers and principal shareholders are in compliance with the requirements of Federal Reserve Regulation O.

        We recognize that related party transactions can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our shareholders. To ensure that all loans and related party transactions are in our best interests, the Board of Directors of Wilshire Bancorp has charged the Directors' Loan Committee of Wilshire Bank, which is made up of all independent directors, excluding any interested parties, to review and evaluate all loans to related parties. The Loan Committee of Wilshire Bank reviews such loans for compliance with the "Insider Loans" provisions of Wilshire Bank's General Loan Policy. The policy requires that a majority of the entire Board of Directors approve, in advance, all loans to insiders of Wilshire Bank and their related interests or to insiders of an affiliate of Wilshire Bank where the aggregate amount loaned to the insider and his or her related interests exceeds the greater of $25,000 or five percent of the Bank's capital and unimpaired surplus. The interested party may not participate directly or indirectly by participating in the discussion during the voting. Prior approval also is needed whenever the aggregate amount of such loans exceeds $500,000.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities (the "10% Shareholders"), to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and 10% Shareholders are required by the Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms so filed.

        Based solely on our review of copies of such forms received, and except as set forth below, we believe that, during the last fiscal year, all filing requirements under Section 16(a) applicable to our officers, directors and 10% shareholders were timely satisfied.

        Due to administrative oversight, Form 4 was delinquently filed on behalf of Jae Whan Yoo on July 15, 2013 and October 15, 2013, regarding stock dividend grant.

 PROPOSAL NO. 2
APPROVAL OF A NON-BINDING ADVISORY VOTE
ON THE COMPENSATION OF WILSHIRE BANCORP'S NAMED EXECUTIVE OFFICERS

        The following proposal is an advisory, non-binding vote on the compensation of our named executive officers as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. We present the resolution set forth below for approval by the shareholders.

        We believe that our compensation policies and procedures are competitive, are focused on pay for performance principles and are strongly aligned with the long-term interests of our shareholders. Our HR/NCG Committee, which is comprised entirely of independent directors, oversees our executive compensation program and monitors our policies to ensure they continue to emphasize programs that reward executives for results that are consistent with shareholder interests.

        We encourage you to closely review our Compensation Discussion and Analysis, beginning on page 24 of this proxy statement, as well as the tabular disclosure which follows that discussion, including the footnotes and narratives which accompany each table, as they describe our compensation policies and procedures and the components and amounts comprising the compensation paid to our named executive officers.

        The following resolution gives you, as a shareholder, the opportunity to endorse or not endorse the compensation we pay to our named executive officers by voting to approve or not to approve such compensation as described in this proxy statement:

  "RESOLVED, that the shareholders of Wilshire Bancorp, Inc. (the "Company") approve the compensation of the Company's executives named in the Summary Compensation Table of the Company's Proxy Statement for the 2014 Annual Meeting of Shareholders, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Executive Compensation tables and the related disclosure contained in the proxy statement."

        Because your vote is advisory, it will not be binding upon our Board of Directors and may not be construed as overruling any decision by the Board nor shall it create or imply any additional fiduciary duty owed by the Board of Directors. However, our HR/NCG Committee may, in its sole discretion, take into account the outcome of the vote when considering future executive compensation arrangements.

        Our Board of Directors and our HR/NCG Committee believe that our commitment to responsible compensation practices as described in this proxy statement justifies a vote by shareholders FOR the resolution approving the compensation of our executives as disclosed in this proxy statement.

        The presentation of this proposal for a shareholder vote does not restrict or limit the ability of shareholders to make other proposals for inclusion in our proxy materials related to executive compensation, as long as those proposals are otherwise made consistent with the requirements of our Bylaws.

Vote Required and Board Recommendation

        If a quorum is present at the annual meeting, the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote and that are present in person or represented by proxy at the annual meeting, will be required to approve the advisory proposal on executive compensation.

        The Board of Directors unanimously recommends a vote FOR approval of the compensation of our executives named in the Summary Compensation Table of our proxy statement for the 2014 Annual Meeting of Shareholders, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Executive Compensation tables and the related disclosure contained in this proxy statement.

 PROPOSAL NO. 3
RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

General

        The Audit Committee of our Board of Directors has selected Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2014, and has further directed that the selection of Crowe Horwath LLP be submitted for ratification by the shareholders at our annual shareholders' meeting. Representatives of Crowe Horwath LLP are expected to be present at our annual shareholders' meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        Neither our bylaws nor other governing documents or law require shareholder ratification of the selection of Crowe Horwath LLP as our independent registered public accounting firm. However, we are submitting our selection of Crowe Horwath LLP to our shareholders for ratification so that we may obtain our shareholders' views. If our shareholders fail to ratify the selection of Crowe Horwath LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and the best interests of our shareholders.

Vote Required and Board Recommendation

        If a quorum is present at the annual meeting, the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote and that are present in person or represented by proxy at the annual meeting will be required to ratify our selection of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2014.

        Our Board of Directors unanimously recommends a vote FOR ratification of our selection of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2014.

Audit Fees

        During fiscal year 2012, our Audit Committee selected Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2012, after evaluating services offered by several public accounting firms, including Deloitte & Touche LLP, the Company's previous independent registered public accounting firm. Our Audit Committee dismissed Deloitte & Touche LLP as our independent registered public accounting firm effective June 6, 2012. The following table shows the fees paid or accrued by us for the audit provided by Deloitte & Touche LLP for the first quarter of 2012 and Crowe Horwath LLP for the remainder of fiscal 2012 and fiscal 2013.

	2013	2012
Audit Fees(1)	$581,710	$543,028
Tax Fees(2)	284,521	—
All Other Fees(3)	30,968	15,000

Total	$897,199	$558,028

(1)
Represents fees we either paid or accrued to Crowe Horwath LLP in 2013: Audit Fee $422,500; Merger Related Audit $159,210.

(2)
Tax Fees in 2013 were paid to Moffett & Grigorian LLP.

(3)
All other fees in 2013 were paid or accrued to Deloitte & Touche LLP for Merger Related S-4 filing review.

        As defined by the SEC, (i) "audit fees" are fees for professional services rendered by the independent registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors' independence. The SEC's rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent registered public accounting firm.

        Consistent with the SEC's rules, our Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

OTHER MATTERS

        To the best knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the annual meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

        We have received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of, nor contemplates any other business that will be presented for action by the shareholders at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER DIRECTOR NOMINATIONS AND OTHER PROPOSALS FOR
THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Consideration of Director Nominees

        Wilshire Bancorp's Bylaws provide for the nomination of directors in the following manner:

          "At any annual or special meeting of shareholders, persons nominated for election as directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein and such nominations are otherwise proper for consideration under applicable law and the articles of incorporation and bylaws of the Corporation. Notice of the name of any person to be nominated by any shareholders for election as a director of the Corporation at any meeting of shareholders shall be delivered to the Secretary of the Corporation at its principal executive office not less than 60 nor more than 90 days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than 70 days in advance of the annual meeting if the Corporation shall have been previously disclosed, in these by-laws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board determines to hold the meeting on a different date. Any shareholder desiring to nominate any person for election as a director of the Corporation shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Corporation beneficially owned by such person, the information regarding such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation subsequently adopted by the Securities and Exchange Commission applicable to the Corporation), such person's signed consent to serve as a director of the Corporation if elected, such shareholder's name and address and the number and class of all shares of each class of stock of the Corporation beneficially owned by such shareholder. As used herein, shares "beneficially owned" shall mean all shares as to which such person, together with such person's affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934), may be deemed to be beneficially owned pursuant to rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as well as all shares as to which such person, together with such person's affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions). The person presiding at the meeting in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct that nominees not be considered if such notice has not been given."

        The Board of Directors will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with the procedures set forth in the foregoing provision. To date, we have not received any recommended nominees from any non-management shareholders or group of shareholders that beneficially owns five percent of our voting stock.

Consideration of Other Shareholder Proposals

        Pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals to be included in our proxy statement and form of Proxy for the 2015 Annual Meeting of Shareholders, must be received by us at our principal executive offices in Los Angeles, California, addressed to our Corporate Secretary, not later than December 17, 2014. With respect to any shareholder proposals for director nominations submitted pursuant to our Bylaws, they must be provided in compliance with the provisions of our Bylaws which are set forth above. These proposals must comply with applicable California law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

NO INCORPORATION BY REFERENCE OF
CERTAIN PORTIONS OF THIS PROXY STATEMENT

        Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act or the Exchange Act, as amended, that might incorporate future filings made by us under those statutes, neither the preceding Audit Committee Report nor the Human Resources Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by us under those statutes.

APPROVAL OF THE BOARD OF DIRECTORS

        The contents of the proxy statement have been approved and our Board of Directors has authorized the mailing thereof to our shareholders.

By Order of the Board of Directors,
/s/ JAE WHAN YOO Jae Whan Yoo President and Chief Executive Officer Wilshire Bancorp, Inc.

Los Angeles, California
April 16, 2014

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01TREC 1 U P X + Annual Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR the Nominees under Proposal 1 and a vote FOR Proposals 2 and 3. For Against Abstain 2. Advisory (non-binding) proposal to approve executive compensation. 1. To elect as Class I Directors of Wilshire Bancorp, Inc. the following persons to hold office for three-year terms expiring at the 2017 Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all Class I Director nominees For All EXCEPT - To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided Nominees: B Non-Voting Items Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION 3. To ratify the Board of Directors’ selection of Crowe Horwath LLP as Wilshire Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2014. For Against Abstain 01 - Donald Byun 02 - Lawrence Jeon 03 - Steven Koh 1234 5678 9012 345 MMMMMMMMM MMMMMMM MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMMMMM C 1234567890 J N T 1 9 4 4 8 4 1 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK C123456789 MMMMMMMMMMMMMMM qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 8:59 p.m., Pacific Time, on May 27, 2014. Vote by Internet • Go to www.envisionreports.com/WIBC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. ANNUAL MEETING MAY 28, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jae Whan Yoo and Alex Ko, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Wilshire Bancorp, Inc. held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on April 8, 2014, at the Annual Meeting of Shareholders of Wilshire Bancorp, Inc. to be held on May 28, 2014, and any continuation(s), postponement(s) or adjournment(s) thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS I DIRECTOR NOMINEES UNDER PROPOSAL 1; FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION UNDER PROPOSAL 2; FOR PROPOSAL TO RATIFY THE BOARD OF DIRECTORS’ SELECTION OF CROWE HORWATH LLP AS WILSHIRE BANCORP’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014 UNDER PROPOSAL 3; AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF PROPOSALS 1, 2 AND 3, AS DESCRIBED ABOVE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side.) Proxy — WILSHIRE BANCORP, INC. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01TRFC 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR the Nominees under Proposal 1 and a vote FOR Proposals 2 and 3. For Against Abstain 2. Advisory (non-binding) proposal to approve executive compensation. 1. To elect as Class I Directors of Wilshire Bancorp, Inc. the following persons to hold office for three-year terms expiring at the 2017 Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all Class I Director nominees For All EXCEPT - To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided Nominees: Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IMPORTANT ANNUAL MEETING INFORMATION 3. To ratify the Board of Directors’ selection of Crowe Horwath LLP as Wilshire Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2014. For Against Abstain 01 - Donald Byun 02 - Lawrence Jeon 03 - Steven Koh MMMMMMMMM MMMMMMMMMMMM 1 9 4 4 8 4 2

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . ANNUAL MEETING MAY 28, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jae Whan Yoo and Alex Ko, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Wilshire Bancorp, Inc. held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on April 8, 2014, at the Annual Meeting of Shareholders of Wilshire Bancorp, Inc. to be held on May 28, 2014, and any continuation(s), postponement(s) or adjournment(s) thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS I DIRECTOR NOMINEES UNDER PROPOSAL 1; FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION UNDER PROPOSAL 2; FOR PROPOSAL TO RATIFY THE BOARD OF DIRECTORS’ SELECTION OF CROWE HORWATH LLP AS WILSHIRE BANCORP’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014 UNDER PROPOSAL 3; AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF PROPOSALS 1, 2 AND 3, AS DESCRIBED ABOVE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side.) Proxy — WILSHIRE BANCORP, INC.